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As filed with the Securities and Exchange Commission on April 28, 2000

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Registration Nos. 2-66388
811-2990

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ____	[ ]
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Post-Effective Amendment No. 39	[X]

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and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

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Amendment No. 22	[X]

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KMA Variable Account

(Exact name of Registrant)

Keyport Life Insurance Company

(Name of Depositor)

125 High Street, Boston Massachusetts 02110

(Address of Depositor's Principal Executive Offices (Zip Code)

Depositor's Telephone Number, including Area Code: 617-526-1400

James J. Klopper, Vice President & Counsel

Keyport Life Insurance Company

125 High Street, Boston, Massachusetts 02110

(Name and Address of Agent for Service)

copy to:

Joan E. Boros, Esq.

Jorden Burt Boros Cicchetti Berenson & Johnson LLP

1025 Thomas Jefferson Street, N.W.

Washington, DC 20007

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It is proposed that this filing will become effective:

( ) immediately upon filing pursuant to paragraph (b) of Rule 485

(X) on May 1, 2000 pursuant to paragraph (b) of Rule 485

( ) 60 days after filing pursuant to paragraph (a) of Rule 485

( ) on [date] pursuant to paragraph (a) of Rule 485

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Title of Securities Being Registered: Units of Interest in the Separate Account under the Contracts

No filing fee is due because an indefintie amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

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Exhibit List on Page ____

CONTENTS OF REGISTRATION STATEMENT

The Facing Sheet

The Contents Page

Cross-Reference Sheet

PART A

Prospectus

PART B

Statement of Additional Information

PART C

Items 24 - 32

The Signatures

Exhibits

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PART A

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Prospectus for

The Preferred Advisor Variable Annuity

Individual Flexible Purchase Payment

Deferred Variable Annuity Contract

issued by

KMA Variable Account

and

Keyport Life Insurance Company

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This prospectus describes the Preferred Advisor variable annuity contract offered by Keyport Life Insurance Company. The contract is designed to help you in your long-term retirement planning. As of May 1, 1998, the Contracts were no longer offered for sale.

Under the Contract, you may elect to have value accumulate on a variable or fixed basis. You may also elect to receive periodic annuity payments on either a variable or a fixed basis. This prospectus generally describes only the variable features of the Contract. For a summary of the Fixed Account and its features, see Appendix A. The Contracts are designed to help you in your retirement planning. You may purchase them on a tax qualified or non-tax qualified basis. Because they are offered on a flexible payment basis, you are permitted to make multiple payments.

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We will allocate your purchase payments to the investment options and the Fixed Account in the proportions you choose. The Contract currently offers eleven investment options, each of which is a Sub-account of KMA Variable Account. Currently, you may choose among the Sub-accounts investing in following Eligible Funds:

STEINROE VARIABLE INVESTMENT TRUST: Stein Roe Money Market Fund, Variable Series; Stein Roe Mortgage Securities Fund, Variable Series; Stein Roe Balanced Fund, Variable Series; Stein Roe Growth Stock Fund, Variable Series; and Stein Roe Small Company Growth Fund, Variable Series (formerly Stein Roe Special Venture Fund, Variable Series)

Liberty Variable Investment Trust: Colonial Growth & Income Fund, Variable Series (on June 1, 2000 the name will change to Liberty Value Fund, Variable Series); Colonial Strategic Income Fund, Variable Series; Stein Roe Global Utilities Fund, Variable Series; Colonial U.S. Growth & Income Fund, Variable Series (formerly Colonial U.S. Stock Fund, Variable Series); Colonial International Fund for Growth, Variable Series and Newport Tiger Fund, Variable Series

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We may make other investment options available in the future.

If you purchased a variable annuity contract before May 1, 1992, you may continue to make purchase payments under that contract subject to the terms and conditions of those contracts and Appendix B on Page 40.

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The purchase of a Contract involves certain risks. Investment performance of the Sub-accounts to which you may allocate purchase payments may vary based on the performance of the related Eligible Funds. We do not guarantee any minimum Contract Value for amounts allocated to the Sub-accounts.

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The Variable Account may offer other contracts with different features, fees and charges, and other Sub-accounts which may invest in different or additional mutual funds. Separate prospectuses and statements of additional information will describe other contracts. The agent selling the Contracts has information concerning the eligibility for and the availability of the other contracts.

This prospectus contains important information about the Contracts you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. You may obtain a free copy by writing us at 125 High Street, Boston, MA 02110, by calling (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the SAI appears on page 35 of this prospectus.

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The date of this prospectus is May 1, 2000.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

DEFINITIONS

Accumulation Unit: A unit of measurement which we use to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based and who will receive annuity payments starting on the Income Date.

Company ("We", "Us", "Our", "Keyport"): Keyport Life Insurance Company.

Contract Anniversary: Each anniversary of the Issue Date.

Contract Owner ("You"): The person(s) having the privileges of ownership under the Contract.

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Contract Value: The sum of the Variable Account Value and the Fixed Account Value under your Contract at any given time.

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Contract Year: Each twelve-month period beginning on the Issue Date and each Contract Anniversary thereafter.

Designated Beneficiary: The person designated to receive any death benefits under the Contract

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

Fixed Account: Part of our general account into which purchase payments or Contract Values may be allocated or transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Contract prior to the Income Date.

In Force: The status of the Contract before the Income Date so long as it is not totally surrendered and there has not been a death of the Annuitant or any Contract Owner that will cause the Contract to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Issue Date: The date when the Contract becomes effective.

Non-Qualified Contract: Any Contract that is not issued under a Qualified Plan.

Office: Our executive office, which is 125 High Street, Boston, Massachusetts 02110.

Qualified Contract: Contracts issued under Qualified Plans.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code of 1986, as amended ("Code") or a deferred compensation plan for a state and local government or other tax exempt organization under Section 457 of the Code.

Surrender Value: The Contract Value less the deductions made upon a total surrender of the Contract.

Variable Account: KMA Variable Account which is our separate investment account, into which purchase payments under the Contracts may be allocated. The Variable Account is divided into Sub-accounts which invest in shares of an Eligible Fund.

Variable Account Value: The value of all Variable Account amounts accumulated under the Contract prior to the Income Date.

Written Request: A request written on a form satisfactory to us, signed by you and a disinterested witness, and filed at our Office.

SUMMARY OF CONTRACT FEATURES

Because this is a summary, it does not contain all of the information that may be important to you. You should read the entire prospectus and Statement of Additional Information before deciding to invest. Further, individual state requirements, which are different from the information in this prospectus, are described in supplements to this prospectus or in endorsements to the Contracts.

The Contract

The Contract is a flexible premium deferred variable annuity contract. It is designed for retirement planning purposes. It allows you to allocate purchase payments to and receive annuity payments from the Variable Account and/or the Fixed Account.

The Variable Account is a separate investment account we maintain. If you allocate payments to the Variable Account, your accumulation values and annuity payments will fluctuate according to the investment performance of the Eligible Funds chosen.

The Fixed Account is part of our "general account", which consists of all our assets except the Variable Account and the assets of other separate investment accounts we maintain. If you allocate payments to the Fixed Account, your accumulation value will increase at guaranteed interest rates and annuity payments will be of a fixed amount. (See Appendix A for more information on the Fixed Account.)

If you allocate payments to both the Variable and the Fixed Accounts, then the accumulation value and annuity payments will be variable in part and fixed in part.

Purchase Payments

You may make multiple purchase payments. The minimum initial payment is $5,000. The minimum amount for each subsequent payment is $1,000 or a lesser amount as we may permit from time to time which is currently $250. (See "Purchase Payments and Applications".)

Investment Choices

You can allocate and reallocate your investment among the Sub-accounts of the Variable Account which in turn invest in the Eligible Funds. Each Eligible Fund holds its assets separately from the assets of the other Eligible Funds. Each has its own investment objectives and policies described in the accompanying prospectuses for the Eligible Funds. Under the Contract, the Variable Account currently invests in the following:

SteinRoe Variable Investment Trust ("SteinRoe Trust")

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Stein Roe Money Market Fund, Variable Series ("SRMMF Sub-account")

Stein Roe Mortgage Securities Fund, Variable Series ("SRMSF Sub-account")

Stein Roe Balanced Fund, Variable Series ("SRBF Sub-account")

Stein Roe Growth Stock Fund, Variable Series ("SRGSF Sub-account")

Stein Roe Small Company Growth Fund, Variable Series ("SRSCGF Sub-account")

Liberty Variable Investment Trust ("Liberty Trust")

Colonial Growth & Income Fund, Variable Series ("CGIF Sub-account")

Colonial Strategic Income Fund, Variable Series ("CSIF Sub-account")

Stein Roe Global Utilities Fund, Variable Series ("SRGUF Sub-account")

Colonial U.S. Growth & Income Fund, Variable Series ("CUSGIF Sub-account")

Colonial International Fund for Growth, Variable Series ("CIFG Sub-  account")

Newport Tiger Fund, Variable Series ("NTF Sub-account")

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The SRMMF-DCA Sub-Account is available only under previously issued Contracts that allocated the initial purchase payment under our Value-Added Dollar Cost Averaging program. This Sub-account was not generally available after July 31, 1993 for the allocation of any payment.

Fees and Charges

Contingent Deferred Sales Charge

There are no sales charges at the time of your purchase payment. We may deduct a charge in the event of a total or partial surrender. That charge is based on a table of charges. See page 6. The charge will not exceed 7% of that portion of the amount you surrender that represents purchase payments you made during the seven years immediately preceding your request for surrender. (See "Deductions for Contingent Deferred Sales Charge".)

Mortality and Expense Risk Charge

We deduct a mortality and expense risk charge at an annual rate of 1.25% of your average daily net asset values in the Variable Account. (See "Deductions for Mortality and Expense Risk Charge".)

Daily Sales Charge

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We deduct a daily sales charge at an annual rate of .15% of your average daily net asset values in the Variable Account. (See "Deductions for Daily Sales Charge".)

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Contract Maintenance Charge

We deduct an annual $36 contract maintenance charge from Variable Account Value for administrative expenses. Prior to the Income Date, we reserve the right to change this charge for future years. (See "Deductions for Contract Maintenance Charge".)

Premium Taxes

We charge premium taxes against your Contract Value. Currently such premium taxes range from 0% to 5.0%. (See "Deductions for Premium Taxes".)

Federal Income Taxes

You will not pay federal income taxes on the increases in value of your Contract. However, if you make a withdrawal, in the form of a lump sum payment, annuity payment or make a gift or assignment, you will be subject to federal income taxes on the increases in value of your Contract and may also be subject to a 10% federal penalty tax. (See "Tax Status".)

Free Look

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Generally, you may revoke the Contract by returning it to us within 10 days after you receive it. For most states, we will refund the lesser of the initial purchase payment or Contract Value as of the date we receive the returned Contract. You will bear the investment risk during the revocation period. You may ask us for the rules that apply to your state. (See "Right to Revoke".)

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FEE TABLE

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases:	0%

Maximum Contingent Deferred Sales Charge
(as a percentage of purchase payments):	7%
Years from Date of Payment	Sales Charge

1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 or later	0%
Maximum Total Contract Owner Transaction Expenses
(as a percentage of purchase payments):	7%

Annual Maintenance Charge	$36

Variable Account Annual Expenses

(as a percentage of average net assets)
Mortality and Expense Risk Charge:	1.25%
Daily Sales Charge:	.15%
Total Variable Account Annual Expenses:	1.40%

SteinRoe Trust and Liberty Trust Annual Expenses1

(as a percentage of average net assets)

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	Management	Other	Total Fund
Fund	Fees	Expenses	Operating Expenses
CGIF	.65%	.08%	.73%
CIFG	.90%	.20%	1.10%
CSIF	.65%	.10%	.75%
CUSGIF	.80%	.08%	.88%
NTF	.90%	.31%	1.21%
SRGUF	.65%	.12%	.77%
SRBF	.45%	.18%	.63%
SRGSF	.50%	.17%	.67%
SRMMF	.35%	.17%	.52%
SRMSF	.40%	.24%	.64%
SRSCGF	.50%	.22%	.72%

1 All Trust expenses are for 1999 and reflect such Trust's adviser's agreement to reimburse expenses above certain limits.

Liberty Trust's manager has agreed until April 30, 2001 to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage, and other expenses which are capitalized in accordance with generally accepted accounting procedures, and extraordinary expenses, in excess of the following percentage of average net assets of each Eligible Fund in the Liberty Variable Investment Trust, so long as such reimbursement would not result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended: .80% for CSIF; 1.75% for CIFG and NTF, and 1.00% for CGIF, SRGUF and CUSGIF. The Liberty Trust's manager was not required to reimburse expenses as of the date of this prospectus.

SteinRoe Trust's manager has agreed until April 30, 2001 to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Eligible Fund: .65% for SRMMF; .70% for SRMSF; .75% for SRBF; and .80% for SRGSF and SRSCGF. SteinRoe Trust's manager was not required to reimburse expenses as of the date of this prospectus.

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EXAMPLES

Example #1 - If you surrender your Contract at the end of the periods shown you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets.

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Sub-Account	1 Year	3 Years	5 Years	10 Years
SRMMF	$90	$114	$147	$284
SRMSF	91	118	154	300
CGIF	92	120	159	312
CSIF	92	121	160	314
SRBF	91	117	153	299
SRGUF	92	122	161	317
SRGSF	91	119	155	304
CUSGIF	94	126	167	331
SRSCGF	92	120	158	310
CIFG	96	132	179	358
NTF	97	135	167	372

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Example #2 - If you annuitize or if you do not surrender your Contract at the end of the periods shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets.

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Sub-Account	1 Year	3 Years	5 Years	10 Years
SRMMF	$20	$65	$117	$284
SRMSF	21	69	124	300
CGIF	22	71	129	312
CSIF	22	72	130	314
SRBF	21	68	123	299
SRGUF	22	73	131	317
SRGSF	21	70	125	304
CUSGIF	24	76	137	331
SRSCGF	22	71	128	310
CIFG	26	83	149	358
NTF	27	87	155	372

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EXPLANATION OF FEE TABLE AND EXAMPLES

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The purpose of the fee table is to illustrate the expenses you may directly or indirectly bear under a Contract. The table reflects expenses of the Variable Account as well as the Eligible Funds. You should read "Deductions" in this prospectus and the sections relating to expenses of the Eligible Funds in their prospectuses. The examples do not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

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We deduct contingent deferred sales charges only if you totally or partially surrender the Contract. You will not incur a surrender charge in the following instances:

o

In the first Contract Year, you may withdraw an aggregate amount up to the Contract's earnings. Earnings equal the Contract Value at the time of withdrawal less the portion of the purchase payments not previously withdrawn.

o	In the second and later Contract Years you may withdraw the greater of:
	(i)	earnings, or
	(ii)	an amount up to 10% of the Contract Value as of the preceding Contract Anniversary.

The examples assume you did not make any transfers. We reserve the right to impose a transfer fee after we notify you. Currently, we do not impose any transfer fee. Premium taxes are not shown. We deduct the amount of any premium taxes (which range from 0% to 5%) from Contract Value upon full surrender, death or annuitization.

The SRMMF-DCA Sub-Account is not shown because it is available under previously issued Contracts only for automatic monthly transfers that will deplete your Sub-account values by the end of either the first or second Contract Year. This Sub-account was not generally available for Contract Owners who began automatic monthly transfers after July 31, 1993. See Appendix D on Page 50.

The fee table and examples should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "How the Funds are Managed" in the prospectus for SteinRoe Trust, and "Trust Management Organizations" and "Expenses of the Funds" in the prospectus for Liberty Trust.

CONDENSED FINANCIAL INFORMATION

Accumulation Unit Values*

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Accumulation		Accumulation	Number of
Unit Value		Unit Value	Accumulation
Beginning		End	Units End
Sub-account	of Year**	of Year	of Year	Year
Stein Roe Money	$14.284	$14.762	2,653,148	1999
Market Fund	13.780	14.284	2,099,133	1998
("SRMMF")	13.288	13.780	2,011,620	1997
	12.833	13.288	1,937,919	1996
	12.322	12.833	1,870,176	1995
	12.036	12.322	2,006,163	1994
	11.884	12.036	1,406,317	1993
	11.646	11.884	945,998	1992
	11.163	11.646	1,090,836	1991
	10.492	11.163	821,676	1990

Stein Roe Money	14.000	14.671	18,055	1999
Market Fund-DCA	13.320	14.000	19,490	1998
("SRMMF-DCA")	12.667	13.320	21,487	1997
	12.063	12.667	15,286	1996
	11.423	12.063	16,825	1995
	11.004	11.423	46,801	1994
	10.715	11.004	384,348	1993
	10.335	10.715	1,228,989	1992
	10.000	10.355	513,367	1991

Stein Roe Mortgage	18.826	18.762	1,664,530	1999
Securities Fund	17.874	18.826	2,099,027	1998
("SRMSF")	16.621	17.874	2,466,957	1997
	16.099	16.621	2,760,649	1996
	14.107	16.099	3,176,177	1995
	14.529	14.107	3,002,643	1994
	13.865	14.529	3,692,561	1993
	13.269	13.865	3,006,271	1992
	11.752	13.269	1,756,957	1991
	10.923	11.752	601,483	1990

Colonial Growth &	21.211	22.079	3,124,894	1999
Income Fund ("CGIF")	19.354	21.211	3,788,331	1998
	15.217	19.354	4,494,000	1997
	13.099	15.217	3,940,484	1996
	10.207	13.099	3,443,237	1995
	10.428	10.207	2,866,727	1994
	10.000	10.428	1,221,301	1993

Colonial Strategic	14.237	14.291	2,404,355	1999
Income Fund	13.616	14.237	3,020,397	1998
("CSIF")	12.642	13.616	3,802,498	1997
	11.684	12.642	3,036,543	1996
	10.014	11.684	2,910,213	1995
	10.000	10.014	314,502	1994

Stein Roe Balanced	27.188	30.197	6,115,748	1999
Fund ("SRBF")	24.497	27.188	7,821,031	1998
	21.264	24.497	8,702,195	1997
	18.650	21.264	9,759,571	1996
	15.071	18.650	10,314,629	1995
	15.785	15.071	8,164,856	1994
	14.646	15.785	7,302,625	1993
	13.811	14.646	4,438,508	1992
	10.947	13.811	2,031,594	1991
	11.183	10.947	1,027,228	1990

Stein Roe Global	17.923	22.737	2,229,386	1999
Utilities Fund	15.358	17.923	2,640,178	1998
("SRGUF")	12.095	15.358	2,934,611	1997
	11.514	12.095	3,519,866	1996
	8.638	11.514	4,018,271	1995
	9.762	8.638	4,028,555	1994
	10.000	9.762	4,153,150	1993

Stein Roe	44.829	60.541	2,890,859	1999
Growth Stock	35.538	44.829	3,344,812	1998
Fund ("SRGSF")	27.242	35.538	3,592,225	1997
	22.780	27.242	3,719,103	1996
	16.770	22.780	3,638,901	1995
	18.158	16.770	3,415,076	1994
	17.541	18.158	3,278,749	1993
	16.681	17.541	2,574,438	1992
	11.426	16.681	1,294,859	1991
	11.784	11.426	468,587	1990

Colonial U.S. Growth &	24.622	27.196	2,264,494	1999
Income Fund ("CUSGIF")	20.780	24.622	2,759,395	1998
	15.935	20.780	2,927,067	1997
	13.263	15.935	2,382,491	1996
	10.369	13.263	1,947,382	1995
	10.000	10.369	442,457	1994

Stein Roe Small	25.351	37.025	2,326,515	1999
Company Growth Fund	31.085	25.351	3,260,203	1998
("SRSCGF")	29.237	31.085	3,987,861	1997
	23.357	29.237	4,567,203	1996
	21.192	23.357	4,164,352	1995
	21.236	21.192	4,371,837	1994
	15.872	21.236	2,769,483	1993
	14.058	15.872	1,128,248	1992
	10.386	14.058	683,185	1991
	11.578	10.386	216,272	1990

Colonial International	10.761	14.919	942,135	1999
Fund for Growth	9.660	10.761	1,145,641	1998
("CIFG")	10.075	9.660	2,226,761	1997
	9.723	10.075	1,243,679	1996
	9.314	9.723	1,052,842	1995
	10.000	9.314	872,971	1994

Newport Tiger Fund	7.867	13.035	1,081,701	1999
("NTF")	8.526	7.867	1,119,721	1998
	12.555	8.526	1,524,488	1997
	11.445	12.555	1,509,794	1996
	10.000	11.445	599,500	1995

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*Accumulation Unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number. See Appendix B (Page 40) for historical values for the contracts described in that appendix.

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**Except for SRMMF-DCA and the six Liberty Trust Funds, each unit value started at $10.00 as of May 1, 1989, which is the date the Eligible Fund Sub-account first became available for Accumulation Units based on a 1.40% asset-based charge. The $10.00 value for SRMMF-DCA, CGIF and SRGUF is as of the date the Eligible Fund Sub-account first became available: May 1, 1991; July 1, 1993; and July 1, 1993, respectively. The unit values for the CIFG, CSIF, CUSGIF and NTF Sub-accounts were valued at $10.00 on May 2, 1994; July 5, 1994, July 5, 1994, and May 1, 1995, respectively.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

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PERFORMANCE INFORMATION

The Variable Account may from time to time advertise certain performance information concerning its various Sub-accounts.

Performance information is not intended to indicate either past performance or future performance of an actual Contract.

The Sub-accounts, other than SRMMF Sub-account, may advertise total return information for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the Sub-account over a given period of time.

Average annual total return information shows the average annual compounding percentage applied to the value of an investment in the Sub-account from the beginning of the measuring period to the end of that period. This average annual total return reflects all historical investment results, less all Sub-account and Contract charges and deductions. This would include any contingent deferred sales charge that would apply if you surrendered the Contract at the end of the period indicated. Average total return is not reduced by any premium taxes. Average total return would be less if these taxes were deducted.

In order to calculate average annual total return, we divide the change in value of a Sub-account under a Contract surrendered on a particular date by a hypothetical $1,000 investment in the Sub-account. We then annualize the resulting total rate for the period to obtain the average annual compounding percentage change during the period.

The Sub-accounts may present additional total return information computed on a different basis:
o	First, the Sub-accounts may present total return information as described above, except for the deduction for the contingent deferred sales charge. This presentation assumes that the investment in the Contract continues beyond the period when the contingent deferred sales charge applies. This is consistent with the long-term investment and retirement objectives of the contract the total return percentage will be higher under this method than the standard method described above.

o	Second, the Sub-accounts may present total return information as described above, except there are no deductions for the contingent deferred sales charge, contract maintenance charge and premium taxes. Because there are no charges deducted, the calculation is simplified. We divide the change in a Sub-account's Accumulation
Unit value over a specified time period by the Accumulation Unit value of that Sub-account at the beginning of the period. This computation results in a twelve-month change rate. For longer periods, it is a total rate for the period. We annualize the total rate in order to obtain the average annual percentage change in the
Accumulation Unit value for that period. The percentages would be lower if these charges were included.

o	Third, certain of the Eligible Funds have been available for other annuity contracts prior to the beginning of the offering of the
Contracts described in this prospectus. Any performance information for such periods will be based on historical results of Eligible
Funds that apply to the Contract for the specified time periods.

Moreover, the performance information for each SteinRoe Trust Sub-account may reflect the investment experience of the current Eligible Funds and Eligible Funds previously available under the Variable Account. The Funds of the SteinRoe Variable Investment Trust replaced these other mutual funds beginning January 1, 1989. These other funds had a different investment adviser (Keystone Custodian Funds, Inc.) than the SteinRoe Trust (Stein Roe & Farnham, Incorporated). See Appendix B on Page 40. Performance information for periods prior to May 1, 1989 will reflect historical asset-based charges that are at a lower level than the current asset-based charges.

The SRMMF and SRMMF-DCA Sub-accounts are money market Sub-accounts that may advertise yield and effective yield information. The yield of the Sub-account refers to the income generated by an investment in the Sub-account over a specifically identified seven-day period. We annualize this income by assuming that the amount of income generated by the investment during that week is generated each week over a fifty-two week period. It is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-account and a Contract but does not include contingent deferred sales charges and premium taxes. The yield would be lower if these charges were included.

We calculate the effective yield of the Sub-account in a similar manner but, when annualizing such yield, we assume income earned by the Sub-account is reinvested. This compounding effect causes effective yield to be higher than yield.

KEYPORT AND THE VARIABLE ACCOUNT

We were incorporated in Rhode Island in 1957 as a stock life insurance company. Our executive and administrative offices are at 125 High Street, Boston, Massachusetts 02110. Our home office is at 695 George Washington Highway, Lincoln, Rhode Island 02865.

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We write individual life insurance and individual and group annuity contracts that are "non-participating". That is, we do not pay dividends or benefits based on our financial performance. We are licensed to do business in all states except New York and are also licensed in the District of Columbia and the Virgin Islands. We are rated A (Excellent) by A.M. Best and Company, independent analysts of the insurance industry. Standard & Poor's ("S&P") rates us AA- for very strong financial security, Moody's rates us A2 for good financial strength and Duff & Phelps rates us AA- for very high claims paying ability. The Best's A rating is in the second highest rating category, which also includes a lower rating of A-. S&P and Duff & Phelps have one rating category above AA and Moody's has three rating categories above A. The Moody's "2" modifier signifies that Keyport is in the middle of the A category. The S&P and Duff & Phelps "-" modifier signifies that Keyport is at the lower end of the AA category. These ratings merely reflect the opinion of the rating company as to our relative financial strength and our ability to meet contractual obligations to our policyholders. Even though assets in the Variable Account are held separately from our other assets, our ratings may still be relevant to you since not all of our contractual obligations relate to payments based on those segregated assets.

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We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

We are indirectly owned by Liberty Financial Companies, Inc. and are ultimately controlled by Liberty Mutual Insurance Company of Boston, Massachusetts, a multi-line insurance company.

We established the Variable Account pursuant to the provisions of Rhode Island Law on January 9, 1980. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Contracts are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Issue Date. The minimum initial purchase payment is $5,000. You may make additional purchase payments. Each subsequent purchase payment must be at least $1,000 or any lesser amount we may permit, which is currently $250. We may reject any purchase payment or any application.

If your application for a Contract is complete and amounts are to be allocated to the Variable Account, we will apply your initial purchase payment to the Variable Account within two business days of receipt. If the application is incomplete, we will notify you and try to complete it within five business days. If it is not complete at the end of this period, we will inform you of the reason for the delay. The purchase payment will be returned immediately unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, the purchase payment will be applied within two business days of its completion.

We will send you a written notification showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error.

We will permit others to act on your behalf in certain instances, including:
o	We will accept an application for a Contract signed by an attorney-
in-fact if we receive a copy of the power of attorney with the application.

o	We will issue a Contract to replace an existing life insurance or annuity policy that we or an affiliated company issued even though we did not previously receive a signed application from you.

Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries may inform us of your responses to application questions by telephone or by order ticket and cause the initial purchase payment to be paid to us. If the information is complete, we will issue the Contract with a copy of an application containing that information. We will send you the Contract and a letter so you may review the information and notify us of any errors. We may request you to confirm that the information is correct by signing a copy of the application or a Contract delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Contract relates only to amounts so confirmed.

INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

We will invest the purchase payments you applied to the Variable Account in the Eligible Fund Sub-accounts chosen by you. Your selection must specify the percentage of the purchase payment that is allocated to each Sub-account. The percentage for each Sub-account, if not zero, must be at least 10% and a whole number. You may change the allocation percentages without fee, penalty or other charge. You must notify us in writing of your allocation changes unless you, your attorney-in-fact, or another authorized person have given us written authorization to accept telephone allocation instructions. By allowing us to accept telephone changes, you agree to accept and be bound by our current conditions and procedures. The current conditions and procedures are in Appendix C. We will notify you of any changes in advance.

The Variable Account is segmented into Sub-accounts. Each Sub-account contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law .

Eligible Funds

The Eligible Funds are the separate funds of SteinRoe Variable Investment Trust and Liberty Variable Investment Trust. We and the Variable Account may enter into agreements with other mutual funds for the purpose of making such mutual funds available as Eligible Funds under certain Contracts.

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We do not promise that the Eligible Funds will meet their investment objectives. Amounts you have allocated to Sub-accounts may grow, decline, or grow less in value than you expect, depending on the investment performance of the Eligible Funds in which the Sub-accounts invest. You bear the investment risk that those Eligible Funds possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Sub-accounts of the Variable Account.

All the Eligible Funds are funding vehicles for variable annuity contracts and variable life insurance policies offered by our separate accounts. The Eligible Funds are also available for the separate accounts of insurance companies affiliated and unaffiliated with us. The risks involved in this "mixed and shared funding" are disclosed in the Liberty Trust and SteinRoe Trust prospectuses under the caption "The Trust".

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Liberty Advisory Services Corp. ("LASC"), our subsidiary, is the manager for Liberty Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial"), an affiliate, serves as sub-adviser for the Eligible Funds (except for Newport Tiger Fund and Stein Roe Global Utilities Fund). Newport Fund Management, Inc., an affiliate, serves as sub-adviser for the Newport Tiger Fund.

Stein Roe & Farnham Incorporated ("Stein Roe"), an affiliate, is the investment adviser for each Eligible Fund of SteinRoe Trust and is sub-adviser for Stein Roe Global Utilities Fund of the Liberty Trust.

We have briefly described the Eligible Funds below. You should read the current prospectus for the Eligible Funds for more details and complete information. The prospectus is available, at no charge, from a salesperson or by writing to us or by calling (800) 437-4466.

Eligible Funds of SteinRoe and
Variable Account Sub-Accounts	Investment Objective
Stein Roe Money Market Fund,	High current income from short-term
Variable Series	money market instruments while
(SRMMF and SRMMF-DCA	emphasizing preservation of capital
Sub-accounts)*	and maintaining excellent liquidity.

Stein Roe Mortgage Securities	Highest possible level of current
Fund, Variable Series	income consistent with safety of
(SRMSF Sub-account)	principal and maintenance of
liquidity through investment
primarily in mortgage-backed securities.

Stein Roe Balanced Fund, Variable	High total investment return through
Series (SRBF Sub-account)	investment in a changing mix of
securities.

Stein Roe Growth Stock Fund,	Long-term growth of capital through
Variable Series	investment primarily in common
(SRGSF Sub-account)	stocks.
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Stein Roe Small Company Growth	Capital growth by investing primarily
Fund, Variable Series	in common stocks, convertible
(SRSCGF Sub-account)	securities, and other securities
selected for prospective capital
growth.

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* The SRMMF-DCA Sub-account was not generally available after July 31, 1993 for the allocation of an initial purchase payment. See Appendix D on Page 50.
Eligible Funds of Liberty Trust
and Variable Account Sub-Accounts	Investment Objective
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Colonial Growth & Income Fund,	Primarily income and long-term
Variable Series	capital growth and, secondarily,
(CGIF Sub-account)	preservation of capital.
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Colonial Strategic Income Fund,	A high level of current income, as is
Variable Series	consistent with the prudent risk, and
(CSIF Sub-account)	maximizing total return, by
diversifying investments primarily in
U.S. and foreign government and high
yield, high risk corporate debt
securities.

Stein Roe Global Utilities Fund,	Current income and long-term growth
Variable Series (SRGUF Sub-account)	of capital and income.
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Colonial U.S. Growth & Income	Long-term capital growth and income
Fund Variable Series	by investing primarily in large
(CUSGIF Sub-account)	capitalization equity securities.
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Colonial International Fund for	Long-term capital growth, by
Growth, Variable Series	investing primarily in non-U.S.
(CIFG Sub-account)	equity securities.

Newport Tiger Fund, Variable	Long-term capital growth by investing
Series (NTF Sub-account)	primarily in equity securities of
companies located in the nine Tigers
of Asia (Hong Kong, Singapore, South
Korea, Taiwan, Malaysia, Thailand,
Indonesia, China and the
Philippines).

There is no assurance that the Eligible Funds will achieve their stated objectives.

Dollar Cost Averaging

Under the program, we make automatic transfers of Accumulation Units on a periodic basis out of the SRMMF Sub-account or the One-Year Guarantee Period into one or more of the other available Sub-accounts you select. The program allows you to invest in the Sub-accounts over time rather than all at once. The program is available for purchase payments and amounts transferred into the SRMMF Sub-account or the One-Year Guarantee Period. We reserve the right to limit the number of Sub-accounts you may choose; currently, there are no limits. If you wish to participate in the program, you must notify us in writing. The One-Year Guarantee Period option of the program is not available under Contracts issued to New Jersey and Washington residents.

A transfer under the program will not be counted as a transfer for purposes of the limitations in "Transfer of Variable Account Value" below. The automatic transfer program does not guarantee a profit nor does it protect against loss in declining markets. The program is described in detail in Appendix D on Page 50. Appendix D also describes the Value-Added Dollar Cost Averaging Program (with its SRMMF-DCA Sub-account), which was not generally available after July 31, 1993 for the allocation of an initial purchase payment.

Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another Sub-account and/or to the Fixed Account.

We may charge a transfer fee and limit the number of transfers that you can make in a time period. Transfer limitations may prevent you from making a transfer on the date you select. This may result in your Contract Value being lower than it would have been if you had been able to make the transfer.

Limits on Transfers

Currently, we are not charging a transfer fee but we are limiting transfers to 12 per calendar year except as follows:
o	we impose a transfer limit of one transfer every thirty days, or such other period as we may permit, for transfers on behalf of multiple
Contracts by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer, and

o	we limit each transfer to a maximum of $500,000, or such greater amount as we may permit. We treat all transfer requests for a
Contract made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Contract you own. The total combined transfer amount is subject to the $500,000 limitation. If the total amount of the requested transfers exceeds $500,000, we will not execute any of the transfers,and

o	we treat as a single transfer all transfers made on the same day on behalf of multiple Contracts by a common attorney-in-fact, or transfers that are, in our determination, based on the
recommendation of a common investment adviser or broker/dealer. The
$500,000limitation applies to such transfers. If the total amount of the requested transfers exceeds $500,000, we will not execute any of the transfers.

If we have executed a transfer with respect to your Contract as part of a multiple transfer request, we will not execute another transfer request for your Contract for thirty days.

By applying these limitations we intend to protect the interests of individuals who do and those who do not engage in significant transfer activity among Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may cause an adverse affect on the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because it must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in Fund transaction costs which all Contract Owners must indirectly bear.

We will notify you prior to charging any transfer fee or a change in the limitation on the number of transfers. We do not guarantee any maximum transfer fee that we may charge, but the fee will not exceed the cost of effecting a transfer. Contracts delivered in Pennsylvania, South Carolina and Texas contain a stated maximum of $15 per transfer.

You must notify us in writing of your transfer requests unless you have given us written authorization to accept telephone transfer requests from you or your attorney-in-fact. By authorizing us to accept telephone transfer instructions, you agree to accept and be bound by our current conditions and procedures. The current conditions and procedures are in Appendix C. You will be given prior notification of any changes. A person acting on your behalf as an attorney-in-fact may make written transfer requests.

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If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

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If you transfer 100% of any Sub-account's value, and the allocation formula for purchase payments on your application includes that Sub-account, the allocation formula for future purchase payments will automatically change unless you tell us otherwise.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account or further investment in the shares of an Eligible Fund is no longer appropriate under the Contract, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in the operation of the Variable Account and Eligible Funds:
o	to operate the Variable Account in any form permitted by law;

o	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

o	to transfer any assets in any Sub-account to another or to one or more separate investment accounts, or to our general account;

o	to add, combine or remove Sub-accounts in the Variable Account; and

o	to change how charges are assessed, so long as the total charges do not exceed the maximum amount that may be charged the Variable Account and the Eligible Funds in connection with the Contracts.

DEDUCTIONS

Deductions for Contract Maintenance Charge

We charge an annual contract maintenance charge of $36 per Contract Year. Before the Income Date we do not guarantee the amount of the contract maintenance charge and may change it. This charge reimburses us for our expenses incurred in maintaining your Contract. We may not change the contract maintenance charge of any Contract delivered in Pennsylvania, South Carolina, or Texas to be greater than $100 per year. There is no such limit under Contracts delivered in other jurisdictions.

Before the Income Date, we will deduct the contract maintenance charge from the Variable Account Value on each Contract Anniversary and on the date of any total surrender not falling on the Contract Anniversary. On the Income Date, we will subtract a pro-rata portion of the charge due on the next Contract Anniversary from the Variable Account Value. This pro-rata charge covers the period from the prior Contract Anniversary to the Income Date. We will deduct the charge proportionally from each Sub-account based upon the value each Sub-account bears to the Variable Account Value.

Once annuity payments begin, on the Income Date or after surrender benefits are applied under a settlement option, the contract maintenance charge is guaranteed not to increase. We will subtract this charge in equal parts from each annuity payment. For example, if annuity payments are monthly, then we will deduct one-twelfth of the annual charge from each payment.

Deductions for Mortality and Expense Risk Charge

Variable annuity payments fluctuate depending on the investment performance of the Sub-accounts. The payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. We guarantee that certain total surrenders after your death or the death of the Annuitant will not mean that payments are reduced by a contingent deferred sales charge or will not result in payments that are lower than the amount of purchase payments less any prior partial surrenders. We also assume an expense risk since the contract maintenance charge after the Income Date remains the same and does not change to reflect variations in expenses.

We deduct a mortality and expense risk charge from each Sub-account (other than the SRMMF-DCA Sub-account from which no deduction is made). The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-account. We deduct the charge both before and after the Income Date. We may deduct less than the full charge from Sub-account values attributable to Contracts issued to our employees and other persons specified in "Distribution of the Contract".

Deductions for Daily Sales Charge

We do not deduct the daily sales charge during the annuity period. We deduct from each Sub-account for each Valuation Period, a daily sales charge equal on an annual basis to 0.15% of the average daily net asset value of each Sub-account. We do not deduct this charge from the SRMMF-DCA Sub-account. This charge compensates us for certain sales distribution expenses relating to the Contract.

We will not deduct this charge from your Sub-account values once we have reached the maximum cumulative daily sales charge limit. We do not deduct this charge from the values of Contracts issued to our employees and other persons specified in "Distribution of the Contract". We may decide not to deduct the charge from Sub-account values attributable to a Contract issued in an internal exchange or transfer of an annuity contract from our general account.

Deductions for Contingent Deferred Sales Charge

We do not deduct a sales charge from the Contract when you purchase it. We may deduct such a charge if you surrender your Contract.

To determine whether we will deduct a contingent deferred sales charge if you partially or totally surrender your Contract, we maintain a separate set of records. These records identify the date and amount of each purchase payment you have made and the Contract Value over time.

You may make partial surrenders during the Accumulation Period without incurring a contingent deferred sales charge. You may surrender an amount up to the Contract's earnings. Earnings equal the Contract Value at the time of surrender, less purchase payments not previously surrendered.

After the first Contract Year, we guarantee that a minimum amount of Contract Value will be free of contingent deferred sales charges each year. This amount is equal to 10% of the Contract Value at the beginning of each Contract Year. This 10% amount will be reduced by the amount of each surrender in a year that represents the Contract's increase in value. The amount of any surrender in excess of this increase in value but not in excess of the remaining 10% amount will be free of contingent deferred sales charges. This portion will be deducted from the purchase payments from the oldest payment to the most recent until the amount is fully deducted. Any amount so deducted will not be subject to a charge.

The following additional amounts will be deducted from the purchase payments in this order: the amount of any surrender in the first Contract Year in excess of the Contract's increase in value at the time of surrender; and the amount of any surrender in any later Contract Year in excess of the Contract's increase in value at the time of surrender (or in excess of the 10% limit if it applies). The contingent deferred sales charge for each purchase payment from which a deduction is made will be equal to (a) x (b), where:
(a)	is the amount so deducted; and

(b)

is the applicable percentage for the number of years that have elapsed from the date of the purchase payment to the date of surrender. We measure years from the date of each payment. The applicable percentages for each year are:

Year	Percentage
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8 and thereafter	0%

We calculate the contingent deferred sales charges for each purchase payment. The lesser of this amount and the maximum cumulative sales charge will be deducted from Contract Value in the same manner as the surrender amount. The maximum cumulative sales charge is equal to (a) - (b), where:

(a)	is 8.5% of the total purchase payments made to the Contract, and

(b)

is the sum of all prior contingent deferred sales charge deductions from the Contract Value and all prior Variable Account sales charges applicable to the Contract from the 0.15% daily sales charge factor. After each surrender, our records will be adjusted to reflect any deductions made from the applicable purchase payments.

The contingent deferred sales charge is used to cover expenses we incur selling the Contract, including compensation paid to selling dealers and the cost of sales literature. We pay any expenses not covered by the charge from our general account, which may include monies deducted from the Variable Account for the mortality and expense risk charge.

The contingent deferred sales charge is not applicable to Contracts issued to our employees and other persons specified in "Distribution of the Contract".

We may reduce or change any contingent deferred sales charge percentage to 0% under a Contract issued in an internal exchange or transfer of an annuity contract from our general account.

We may establish a systematic withdrawal program to allow you to request systematic partial surrenders in the first Contract Year up to 10% of the initial purchase payment. Under this program, we may waive the contingent deferred sales charge on the amount of any partial surrender that is in excess of the Contract's increase in value at the time the surrender occurs. Any such excess surrender amount will not be deducted from the initial purchase payment. This means that the waiver of the contingent deferred sales charge is not a permanent waiver and we can collect the charge in the event that you later make a non-systematic partial or total surrender.

Deductions for Transfers of Variable Account Value

The Contract allows us to charge a transfer fee. Currently, we do not charge such a fee. We will notify you prior to the imposition of any fee. We do not guarantee any maximum transfer fee, but it will not exceed the cost of effecting a transfer. Contracts delivered in Pennsylvania, South Carolina and Texas contain a stated maximum of $15 per transfer.

Deductions for Premium Taxes

We deduct the amount of any premium taxes levied by any state or governmental entity when paid unless we elect to defer such deduction. We can not anticipate precisely the amount of premium tax payable on any transaction involving the Contract. Premium taxes depend, among other things, on the type of Contract (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, our status within such states, and the insurance tax laws of such states. Currently, premium taxes range from 0% to 5.0% of either total purchase payments or Contract Value.

Deductions for Income Taxes

We deduct income taxes from any amount payable under the Contract that a governmental authority requires us to withhold. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

Total Variable Account Expenses

The total Variable Account expenses you will incur are the contract maintenance charge, the mortality and expense risk charge, and the daily sales charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions from and expenses paid out of the assets of the Eligible Funds. These deductions and expenses are described in the Eligible Fund prospectus.

THE CONTRACTS

Variable Account Value

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The Variable Account Value for your Contract is based on the sum of your proportionate interest in value of each Sub-account where you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make results in the credit of additional Accumulation Units to your Contract and the appropriate Sub-account. Purchase payments are credited to your Contract using the Accumulation Unit Value that is calculated after we receive your purchase payment. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment.

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Valuation Periods

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We determine the value of the Variable Account each valuation period using the net asset value of the Eligible Fund shares. A valuation period is the period beginning at 4:00 P.M. (ET) which is the close of trading on the New York Stock Exchange and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Net Investment Factor

Your Variable Account Value will fluctuate with the investment results of the underlying Eligible Funds you have selected. In order to determine how these fluctuations affect value, we use an Accumulation Unit value. Each Sub-account has its own Accumulation Units and value per unit. We determine the unit value applicable during any valuation period at the end of that period.

When we first purchased Eligible Fund shares on behalf of the Variable Account, we valued each Accumulation Unit at $10.00. The Unit value for each Sub-account in any valuation period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from valuation period to valuation period. We calculate a net investment factor for each Sub-account according to the following formula (a / b) - c, where:
(a)	is equal to:

	(i)	the net asset value per share of the Eligible Fund at the end of the valuation period; plus
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	(ii)	the per share amount of any dividend or other distribution the Eligible Fund made if the record date for such distribution occurs during that same valuation period.
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(b)	is the net asset value per share of the Eligible Fund at the end of the prior valuation period.

(c)	is equal to:

	(i)	the valuation period equivalent of the mortality and expense risk charge; plus

	(ii)	the valuation period equivalent of the daily sales charge; plus

	(iii)	a charge factor, if any, for any tax provision established by us as a result of the operations of that Sub-account.

For the SRMMF-DCA Sub-account only, (c)(i) and (c)(ii) above are not applicable.

If we have deducted the maximum cumulative sales charge limit, we will not deduct the daily sales charge in (c) (ii) above. For Contracts issued to our employees and other persons specified in "Distribution of the Contract", the mortality and expense risk charge in (c) (i) above is.35% and the daily sales charge in (c)(ii) above is eliminated. We may eliminate the daily sales charge in (c)(ii) above for certain Contracts we issue in an internal exchange or transfer.

Modification of the Contract

Only our President or Secretary may agree to alter the Contract or waive any of its terms. A change may be made to the Contract if there have been changes in applicable law or interpretations of law. Any changes will be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke

You may return the Contract within 10 days after you receive it by delivering or mailing it to us. The postmark on a properly addressed and postage-prepaid envelope determines if a Contract is returned within the period. We will treat the returned Contract as if we never issued it and we will refund: (a) the initial purchase payment for Contracts delivered in Connecticut, Georgia, Idaho, North Carolina, South Carolina, Utah, Washington and West Virginia; (b) the Contract Value for Contracts delivered in Arizona, California (if you are age 60 or older; see below), Kansas, Minnesota, North Dakota and Pennsylvania; and (c) the lesser of the initial purchase payment or the Contract Value for Contracts delivered elsewhere, including in California if you are under age 60.

If we deliver your Contract to you in California and you are age 60 or older, you may return the Contract to us or the agent from whom you purchased it. If you return the Contract within 30 days after you receive it, we will refund the Contract Value.

DEATH PROVISIONS FOR NON-QUALIFIED CONTRACTS

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant

If the Contract is In Force, you or any joint Owner dies or the Annuitant dies under a Contract when a non-natural person such as a trust owns the Contract, we will treat the Designated Beneficiary as the Contract Owner after such a death.

Under this paragraph you are the covered person. However, if there is a non-natural Owner such as a trust, the covered person is the Annuitant. If the covered person dies, we will increase the Contract Value if it is less than the guaranteed minimum death value amount ("GMDV"). Except for certain previously issued Contracts, the GMDV is the greater of:

(a)	the sum of all purchase payments made through the date of death, less all partial surrenders made through the date of death; and

(b)

the Anniversary Value. We will compute an "Anniversary Value" for each Contract Anniversary (if any) before the 81st birthday of the covered person and we will use the greatest of such "Anniversary Values". Initially, the "Anniversary Value" for each applicable Contract Anniversary is equal to the Contract Value on that Anniversary. It is then increased by any purchase payments made from that Anniversary until the date of death, and decreased by the following amount at the time of each partial surrender made from that Anniversary until the date of death: the partial surrender amount divided by the Contract Value right before the surrender, multiplied by the "Anniversary Value" right before the surrender.

The GMDV will be different for any Contract issued between July 1, 1993 and before the later of July 5, 1994 and the date we changed the death provisions in the state of issue of a Contract. Contracts on application form number FLEX-APP(REV)3, FLEX-APP-OH(REV)3 or FLEX-APP-PA(REV)3 are affected. You or your agent may call 800-437-4466 to see when the change was made in your state.

The GMDV for such a Contract is the greatest of (a) above, (b) above, and the Contract Value on the seventh Contract Anniversary, plus any purchase payments made from that Anniversary until the date of death, and less any partial surrenders made from that Anniversary until the date of death. The GMDV for any other Contract issued before May 1, 1996 is the greater of (a) above and the Contract Value.

When we receive due proof of the covered person's death, we will compare, as of the date of death, the Contract Value and the GMDV. If the Contract Value is less than the GMDV, we will increase the current Contract Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Contract Value until we receive due proof of death. We allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the covered person's death and the 60th day after we receive proof of the death, surrender the Contract for the Contract Value without incurring any applicable contingent deferred sales charge. For a surrender after the applicable 90 or 60 day period and for a surrender at any time after the death of a non-covered person, we will pay the Surrender Value. If the Contract is not surrendered, it will continue for the time period specified below.

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If the decedent's surviving spouse is the sole Designated Beneficiary, he or she will become the new sole primary Owner as of the decedent's date of the death. If the Annuitant is the decedent, the new Annuitant will be any living contingent annuitant, otherwise the new Annuitant will be the surviving spouse. The Contract can continue until another death occurs. Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Contract may continue up to five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Contract for its Surrender Value. If the Contract is still in effect at the end of the five-year period, we will automatically end it by paying the Contract Value to the Designated Beneficiary. If the Designated Beneficiary is not alive, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise we will pay the Designated Beneficiary's estate.

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Payment of Benefits. Instead of receiving a lump sum, you or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:
o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

o

any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

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Death of Certain Non-Contract Owner Annuitant. These provisions apply if, while the Contract is In Force, the Annuitant dies, you are not the Annuitant, and you are a natural person. The Contract will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant. If there is no living contingent annuitant, then you will be the new Annuitant.

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DEATH PROVISIONS FOR QUALIFIED CONTRACTS

Death of Annuitant. If the Annuitant dies while the Contract is In Force, the Designated Beneficiary will control the Contract. We will increase the Contract Value, as provided below, if it is less than the guaranteed minimum death value amount ("GMDV"). The GMDV is the amount defined on page 22. When we receive due proof of the Annuitant's death, we will compare, as of the date of death, the Contract Value to the GMDV. If the Contract Value is less than the GMDV, we will increase the current Contract Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Contract Value until we receive due proof of death.

We will allocate the amount credited, if any, to the Variable Account and/or the Fixed Account based on the purchase payment allocation selection that is in effect when we receive due proof of death. The Designated Beneficiary may, by the later of the 90th day after the Annuitant's death and the 60th day after we are notified of the death, surrender the Contract for the Contract Value without incurring any applicable contingent deferred sales charge. If the surrender is made after the applicable 90 or 60 day period, we will pay the Surrender Value.

If the Designated Beneficiary does not surrender the Contract, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Contract for its Surrender Value. If the Contract is still in effect at the end of the period, we will automatically end it by paying the Contract Value to the Designated Beneficiary. If the Designated Beneficiary is not alive then, we will pay any person(s) named by the Designated Beneficiary in writing; otherwise, we will pay the Designated Beneficiary's estate.

Payment of Benefits. You or any Designated Beneficiary may direct us in writing to pay any benefit of $5,000 or more under an annuity payment option that meets the following:

o	the first payment to the Designated Beneficiary must be made no later than one year after the date of death;

o	payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and

o

any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

CONTRACT OWNERSHIP

The Contract Owner shall be the person designated in the application and may exercise all the rights of the Contract. Joint Contract Owners are permitted. Contingent Contract Owners are not permitted.

You may direct us in writing to change the Contract Owner, primary beneficiary, contingent beneficiary or contingent annuitant. An irrevocably-named person may be changed only with the written consent of that person.

Because a change of Contract Owner by means of a gift may be a taxable event, you should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

Any Qualified Contract may have limitations on transfer of ownership. You should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

ASSIGNMENT

You may assign the Contract at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Contract may have limitations on your ability to assign the Contract.

Because an assignment may be a taxable event, you should consult the plan administrator and a competent tax adviser as to the tax consequences resulting from any such assignment.

SURRENDERS

You may partially surrender the Contract by notifying us in writing. The minimum amount to be surrendered must be at least $300. We may permit a lesser amount with a systematic withdrawal program. If the Contract Value after a partial surrender would be below $2,500, we will treat the request as a surrender of only the amount over $2,500. The amount surrendered will include any applicable contingent deferred sales charge and may be greater than the amount of the surrender check requested. Unless you specify otherwise, we will deduct the total amount surrendered from all Sub-accounts of the Variable Account in the proportion that the value in each Sub-account bears to the total Variable Account Value. If there is no or insufficient value in the Variable Account, then the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account.

You may totally surrender the Contract by notifying us in writing. Surrendering the Contract will end it. Upon surrender, you will receive the Surrender Value.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may purchase for yourself an annuity payment option with any surrender benefit of at least $5,000. If the Contract Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not surrender Settlement Options based on life contingencies after annuity payments have begun. You may surrender Settlement Option 1, described in "Settlement Options" below, which is not based on life contingencies if you have selected a variable payout.

Because of the potential tax consequences of a full or partial surrender, you should consult a competent tax adviser regarding a surrender.

ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Contract is In Force, we will begin payments under the payment option or options you have chosen. We determine the amount of the payments on the Income Date by:

o	applying the Contract Value;

o	subtracting any premium taxes not previously deducted; and

o	subtracting any applicable contract maintenance charge on the Income Date in accordance with the option selected.

Income Date and Settlement Option

You may select an Income Date and Settlement Option at the time of application. If you do not select a Settlement Option, we automatically choose Option 2. If you do not select an Income Date for the Annuitant, the Income Date will automatically be the first day of the calendar month following the later of:

o	the Annuitant's 75th birthday, or

o	the 10th Contract Anniversary.

Change in Income Date and Settlement Option

You may choose or change a Settlement Option or Income Date by writing to us at least 30 days before the Income Date. However, any Income Date must be:

o	for variable annuity payment options, not earlier than the second calendar month after the Issue Date;

o	for fixed annuity payment options, not earlier than the first calendar month after the end of the first Contract Year;

o	not later than the calendar month after the Annuitant's 90th birthday; and

o	the first day of a calendar month.

Settlement Options
Option 1:	Income for a Fixed Number of Years;

Option 2:	Life Income with 10 Years of Payments Guaranteed; and

Option 3:	Joint and Last Survivor Income.

You may arrange other options if we agree. Each option is available in two forms - as a variable annuity for use with the Variable Account and as a fixed annuity for use with the Fixed Account. Variable annuity payments will fluctuate. Fixed annuity payments will not fluctuate.

Unless you choose otherwise, we will apply Variable Account Value to a variable annuity option and Fixed Account Value to a fixed annuity option. The same amount applied to a variable option and a fixed option will produce a different initial payment and different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any variable or fixed option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested in writing quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we may reduce the frequency of payments to a period that will result in each payment being at least $100.

Option 1: Income For a Fixed Number of Years. We will pay an annuity for a chosen number of years, not less than 5 nor more than 50. You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment. At any time while we are making variable annuity payments, the payee may elect to receive the following amount:

o

the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. This interest rate is 6% per year (5% per year for Oregon Contracts), unless you chose 3% per year in writing; less

o

any contingent deferred sales charge due by treating the value defined above as a total surrender. Instead of receiving a lump sum, the payee may elect another payment option and we will not deduct the amount applied to the option by the contingent deferred sales charge above.

If, at the death of the payee, Option 1 payments have been made for less than the chosen number of years:

o	we will continue payments during the remainder of the period to the successor payee; or

o

the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (5% per year for Oregon Contracts), unless the payee chose 3% per year in writing.

The mortality and expense risk charge is deducted during the Option 1 payment period but we have no mortality risk during this period.

You may choose a "level monthly" payment option for variable payments under Option 1. Under this option, we convert your annual payment into twelve equal monthly payments. Thus the monthly payment amount changes annually instead of monthly. We will determine each annual payment as described in "Variable Annuity Payment Values", place each annual payment in our general account, and distribute it in twelve equal monthly payments. The sum of the twelve monthly payments will exceed the annual payment amount because of an interest rate factor we use which will vary from year to year. If the payments are commuted, (1) we will use the commutation method described above for calculating the present value of remaining payments and (2) use the interest rate that determined the current twelve payments to commute any unpaid monthly payments.

See "Annuity Payments" for the manner in which Option 1 may be taxed.

Option 2: Life Income with 10 Years of Payments Guaranteed. We will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:
o	we will continue payments during the remainder of the period to the successor payee; or

o

such successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 6% per year (5% per year for Oregon Contracts), unless the payee chose 3% per year in writing.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option 3: Joint and Last Survivor Income. We will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment or to receive only two annuity payments if both payees die after receipt of the second payment and so on.

Variable Annuity Payment Values

We determine the amount of the first variable annuity payment by using an annuity purchase rate based on an assumed annual investment return of 6% (5% for Oregon Contracts), unless you choose 3% in writing. Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the mortality and expense risk charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to:

(a)	the sum of all Sub-account payments; less

(b)	the pro-rata amount of the annual contract maintenance charge.

Currently there is no limit on the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the variable annuity payments. Any change requested must be at least six months after a prior selection.

Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment. Any overpayments, unless repaid in one sum, will be deducted from future annuity payments until we are repaid in full.

SUSPENSION OF PAYMENTS

We reserve the right to postpone surrender payments from the Fixed Account for up to six months. We may suspend or postpone any type of payment from the Variable Account for any period when:
o	the New York Stock Exchange is closed other than customary weekend or holiday closings;

o	trading on the Exchange is restricted;

o	an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or

o	the Securities and Exchange Commission permits delay for the protection of security holders.

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The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the two prior conditions described above exist.

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TAX STATUS

Introduction

This discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. We make no attempt to consider any applicable state or other tax laws. Moreover, this discussion is based upon our understanding of current federal income tax laws as they are currently interpreted. We make no representation regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service .

The Contract is for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code at 1986, as amended (the "Code"). The ultimate effect of federal income taxes on the Contract Value, on annuity payments, and on the economic benefit to the Contract Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Contract and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, an assignment or gift of the Contract, or annuity payments. A trust or other entity owning a Non-Qualified Contract other than as an agent for an individual is taxed differently; increases in the value of a Contract are taxed yearly whether or not a distribution occurs.

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Surrenders, Death Benefit Payments, Assignments and Gifts. If you fully surrender your Contract, the portion of the payment that exceeds your cost basis in the Contract is subject to tax as ordinary income. For Non-Qualified Contracts, the cost basis is generally the amount of the purchase payments made for the Contract. For Qualified Contracts, the cost basis is generally zero and the taxable portion of the surrender payment is generally taxed as ordinary income. A Designated Beneficiary receiving a lump sum death benefit payment after your death or the death of the Annuitant is similarly taxed on the portion of the amount that exceeds your cost basis in the Contract. If the Designated Beneficiary elects to receive annuity payments that begin within one year of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Contracts, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of their basis.

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Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Contract Value exceeds purchase payments. Then, to the extent the Contract Value does not exceed purchase payments, such surrenders are treated as a non-taxable return of principal to you. For partial surrenders under a Qualified Contract, payments are treated first as a non-taxable return of principal up to the cost basis and then are taxed as ordinary income. Since the cost basis of Qualified Contracts is generally zero, partial surrender amounts will generally be fully taxed as ordinary income.

If you assign or pledge a Non-Qualified Contract, you will be treated as if you had received the amount assigned or pledged. You will be subject to taxation under the rules applicable to surrenders. If you give away your Contract to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Contract.

A special computational rule applies if we issue to you, during any calendar year, two or more Contracts or one or more Contracts and one or more of our other annuity contracts. Under this rule, the amount of any distribution includable in your gross income is determined under Section 72(e) of the Code. All of the contracts will be treated as one contract. We believe that this means the amount of any distribution under any one Contract will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Contracts exceeds the cost bases for all the contracts.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. We determine the non-taxable portion of each fixed annuity payment with an "exclusion ratio" formula which establishes the ratio that the cost basis of your values allocated to Fixed Account Value bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Option 1, pursuant to which each annual payment is placed in our general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on amounts received:

o	after the taxpayer attains age 59-1/2;

o	in a series of substantially equal payments made for life or life expectancy;

o	after the death of the Certificate Owner (or, where the Certificate Owner is not a natural person, after the death of the Annuitant);

o	if the taxpayer becomes totally and permanently disabled; or

o

under a Non-Qualified Contract's annuity payment option that provides for a series of substantially equal payments, provided that only one purchase payment is made to the Contract, that the Contract is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Contract Year.

Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Contracts unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA or an individual retirement annuity or account (IRA).

Section 1035 Exchanges. You may purchase a Non-Qualified Contract with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:
o	the new Contract will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Contracts"

o

purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and

o	purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:

	(i)	the penalty tax does not apply to any distribution;

	(ii)	partial surrenders are treated first as a non-taxable return of principal and then a taxable return of income; and

	(iii)	assignments are not treated as surrenders subject to taxation.

We base our understanding of the above principally on legislative reports prepared by the Staff of the Congressional Joint Committee on Taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Contract, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Contract will not be treated as an annuity contract. As a consequence, income earned on a Contract would be taxable to you in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years. As a further consequence, we would be subjected to federal income taxes on assets in the Variable Account.

The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which your control of the investments of a segregated asset account may cause you, rather than us, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Contract. We, however, have reserved certain rights to alter the Contract and investment alternatives so as to comply with such regulations. Since no regulations have been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, you are urged to consult with your tax adviser.

Qualified Plans

The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection with them. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that Plan.

Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of purchase payments from gross income for tax purposes. However, such purchase payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, benefits may be paid, through surrender of the Contract or otherwise, only:

o	when the employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or

o	in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions.

Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, it appears that the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of December 31, 1988. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

If you have requested a distribution from a Contract, we will notify you if all or part of such distribution is eligible for rollover to another TSA or to an individual retirement annuity or account (IRA). Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate unless you direct us in writing to transfer the amount as a direct rollover to another TSA or IRA.

Individual Retirement Annuities

Section 408(b) and 408(A) of the Code permit eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity"and "Roth IRA" respectively. These individual retirement annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity.

Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Contract can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

Texas Optional Retirement Program

If we are an approved carrier under the Texas Optional Retirement Program ("ORP"), any Contract issued to an ORP participant will contain an ORP endorsement that will amend the Contract in two ways. First, if for any reason a second year of ORP participation is not begun, the total amount of the State of Texas' first-year contribution will be returned to the appropriate institution of higher education upon its request. Second, no benefits will be payable, through surrender of the Contract or otherwise, unless the participant dies, retires, or terminates employment in all Texas institutions of higher education. The value of the Contract may, however, be transferred to other contracts or carriers during the period of ORP participation.

VARIABLE ACCOUNT VOTING RIGHTS

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Contract prior to the Income Date. The number of shares held in each Sub-account which are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having the voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

DISTRIBUTION OF THE CONTRACT

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Keyport Financial Services Corp. ("KFSC"), our indirect subsidiary, serves as the principal underwriter for the Contract described in this prospectus. Salespersons who represent us as variable annuity agents will sell the Contracts. Such salespersons are also registered representatives of broker/dealers who have entered into distribution agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at 125 High Street, Boston, Massachusetts 02110.

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A dealer selling the Contract can receive up to 6% of purchase payments with additional compensation later based on the Contract Value of those payments. During certain time periods we and KFSC select, the percentage may increase to 6.25%.

Different Contracts are sold to persons who are officers, directors, or employees of ours, trustees or officers of SteinRoe Trust or Liberty Trust, employees of the investment adviser or sub-investment adviser of either Trust, or employees of a company that is under contract with either Trust to provide management or administrative services or to any Qualified Plan established for such persons. Such Contracts are different from the Contracts sold to others in that they are not subject to a contract maintenance charge, asset-based sales charge or the contingent deferred sales charge and they have a mortality and expense risk charge of 0.35% per year.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the principal underwriter are a party. We are engaged in various kinds of routine litigation which, in our judgment, is not of material importance in relation to our total capital and surplus.

INQUIRIES BY CONTRACT OWNERS

You may write our Client Service Department with questions about your Contract at 125 High Street, Boston, MA 02110, or call (800) 367-3653.

TABLE OF CONTENTS-STATEMENT OF ADDITIONAL INFORMATION

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APPENDIX A

THE FIXED ACCOUNT (ALSO KNOWN AS THE GUARANTEED RATE ACCOUNT)

Introduction

This Appendix describes the Fixed Account option available under the Contract. The Fixed Account is not available under either the Contract (form number FLEX(4)V) that is issued to New Jersey residents or the Contract (form number FLEX(4)/WA) that is issued to Washington residents.

Any purchase payments you allocate to the Fixed Account option become part of our general account. Because of applicable exemptive and exclusionary provisions in the securities laws, our general account, including the Fixed Account, are not subject to regulation under the Securities Act of 1933 or Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

Investments in the Fixed Account and Capital Protection Plus

We will allocate purchase payments to the Fixed Account according to your selection in the application. Your selection must specify the percentage of the purchase payment you want to allocate to each Guarantee Period of the Fixed Account. The percentage, if not zero, must be at least 10%. You may change the allocation percentages without any charges. You must make allocation changes in writing unless you have authorized us in writing to accept telephone allocation instructions. By authorizing us to accept telephone changes, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix C. We will notify you in advance of any changes.

Each Guarantee Period currently offered is available for initial and subsequent purchase payments and for transfers of Contract Value.

We currently offer Guarantee Periods of 1, 3, 5, and 7 years. We may change at any time the number and/or length of Guarantee Periods we offer. If we no longer offer a particular Guarantee Period, the existing Fixed Account Value in that Guarantee Period will remain until the end of that period. At that time you must select a different Guarantee Period.

We offer a capital protection plus program. Under this program, we allocate part of the purchase payment to the Guarantee Period you select. Based on the length of the period and the period's interest rate, we determine how much of your purchase payment must be allocated to the Guarantee Period so that, at the end of the Guarantee Period, the allocated amount plus interest will be equal to your total purchase payment. We will allocate the rest of your purchase payment to the Sub-account(s) of the Variable Account based on your allocation instructions.

For example, assume you select the 7-year Guarantee Period and we receive your purchase payment of $10,000 when the interest rate for the Guarantee Period is 6.75% per year. We will allocate $6,331 to that Guarantee Period, because $6,331 will increase, at the interest rate of 6.75%, to $10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the Sub-account(s) you select.

If you surrender or transfer any part of the Fixed Account Value before the end of the Guarantee Period, the value at the end of that Period will not equal the original purchase payment amount.

Fixed Account Value

The Fixed Account Value at any time is equal to:
o	all purchase payments allocated to the Fixed Account plus the interest credited on those payments; plus

o	any Variable Account Value transferred to the Fixed Account plus the interest credited on the transferred value; less

o	any prior partial surrenders from the Fixed Account, including any changes; less

o	any Fixed Account Value transferred to the Variable Account.

Interest Credits

We credit interest daily. The interest we credit is based on an annual compound interest rate. It is credited to purchase payments allocated to the Fixed Account at rates declared by us for Guarantee Periods of one or more years from the month and day of allocation. Each Guarantee Period will have a basic interest rate and a maturity interest rate. During the Guarantee Period, we will credit interest at the Basic Rate. At the end of the Guarantee Period, we will credit an additional interest amount so that the original allocation amount remaining at that time will have earned interest at the maturity rate for the entire Guarantee Period. For certain post-death surrenders occurring before the end of the Guarantee Period (see the last paragraph of this section), we will credit an additional interest amount so that the original allocation amount remaining at the time of surrender will have earned interest at the maturity rate through the time of surrender.

Under this method of crediting interest (unless the post-death surrender exception applies):
o	the maturity rate will be credited only on amounts held for the entire Guarantee Period; and

o	if you or a Designated Beneficiary surrenders or transfers any part of an allocated amount before the end of a Guarantee Period, only the Basic Rate will be credited on that part.

Any basic and maturity interest rates we set will be at least 3.5% per year.

Our method of crediting interest means that Fixed Account Value might be subject to different rates for each Guarantee Period you have selected in the Fixed Account. For purposes of this section, we treat Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for or transferred to another Guarantee Period as a purchase payment allocation.

With certain deaths, "Death Provisions for Non-Qualified Contracts" and "Death Provisions for Qualified Contracts" provide that the Designated Beneficiary may surrender the Contract within 90 days of the date of death for the Contract Value. In the event such a surrender occurs before the end of the Guarantee Period, we will immediately credit an additional interest amount so that the original allocation amount remaining at that time will have earned interest at the maturity rate throughout the Guarantee Period. For a surrender after 90 days, no additional interest amount will be credited.

Transfers when Guarantee Periods End

The total accumulated amount at the end of a Guarantee Period will be transferred to the new Guarantee Period(s) and/or Sub-account(s) of the Variable Account that you have selected in writing. If you have not made a selection, we will automatically transfer the total accumulated amount at the end of the Guarantee Period to the SRMMF Sub-account. If the Guarantee Period selected exceeds the time remaining to the Income Date but does not exceed the time remaining to the latest Income Date allowable under the Contract, the Income Date will automatically change to the latest allowable date, which allows the selected Guarantee Period to go into effect. You may not select a Guarantee Period that would end after the Income Date.

Transfers of Fixed Account Value

You may transfer Fixed Account Value from one of your Guarantee Periods to another or to one or more Sub-accounts of the Variable Account. If the Fixed Account Value represents multiple Guarantee Periods, your transfer request must specify from which values you want the transfer made.

The Contract allows us to limit the number of transfers you may make in a specified time period. Currently, we generally limit Variable Account and Fixed Account transfers to 12 transfers per calendar year with a $500,000 per transfer dollar limit. See "Limits on Transfers". These limitations will not apply to any transfer made at the end of a Guarantee Period. We will notify you prior to any change in the current limitations.

You must request transfers in writing unless you have authorized us in writing to accept telephone transfer instructions from you or from a person acting on your behalf as an attorney-in-fact under a power of attorney. By authorizing us to accept telephone transfer instructions, you agree to the conditions and procedures we establish from time to time. The current conditions and procedures are in Appendix C. If you have authorized telephone transfers, you will be notified in advance, of any changes. A person acting on your behalf as an attorney-in-fact under a power of attorney may request transfers in writing.

If we receive your transfer requests before 4:00 P.M. Eastern time, which is the close of trading on the New York Stock Exchange, we will execute them at the close of business that day. Any requests we receive later, we will execute at the close of the next business day.

We will deduct the amount of the transfer from the specified values in the manner stated in the next section below.

If you transfer 100% of a Guarantee Period's value and your current allocation for purchase payments includes that Guarantee Period, we will automatically change the allocation formula for future purchase payments unless you instruct otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-account A and you transfer all Fixed Account Value to Sub-account A, we will change the allocation formula to 100% to Sub-account A.

Reductions of Guarantee Period Values After a Transfer or Surrender

You must specify in your transfer request from which Guarantee Period's values the transfer is to be made. A partial surrender request may, at your option, specify the Guarantee Period. The specified amount will be deducted from both the allocated purchase amount and its associated interest in the proportion that each bear to their total sum. For example, if $600 is to be deducted from a $800 payment that was allocated for a three-year Guarantee Period and the interest earned up to the date of transfer is $200 (for a total value of $1,000), $480 will be deducted from the payment allocation [($800/$1,000) x $600] and $120 will be deducted from the interest [($200/$1,000) x $600]. The $400 remaining after the transfer or surrender would thus represent $320 of payment allocation and $80 of interest. This $320, if it remains until the end of the Guarantee Period, would receive the Maturity Interest Rate credit described in "Interest Credits".

If a partial surrender request does not specify any Guarantee Period, the ordering rule in "Surrenders" may result in a certain amount of Fixed Account Value being automatically deducted. Any amount determined under that rule will be deducted from each Guarantee Period's values in the proportion that each bears to the total Fixed Account Value. For example, if $500 is to be deducted from two Guarantee Periods' values of $4,000 and $1,000, $400 will be deducted from the first Guarantee Period's values [($4,000/$5,000) x $500] and $100 will be deducted from the second [($1,000/$5,000) x $500]. Each of these amounts (the $400 and the $100 in the example) will then be deducted from the allocated purchase amount and its associated interest in the manner stated in the preceding paragraph.

The above rules automatically determine the amount of the allocated purchase payment and its associated interest that still remains after any transfer or surrender. The rules do not, however, determine in any way the amount of contingent deferred sales charge that may be due since that charge is based on different rules and different records.

Fixed Annuity Payment Values

We determine the dollar amount of each fixed annuity payment by deducting any applicable premium taxes not previously deducted and then dividing the remaining Fixed Account Value by $1,000 and multiplying the result by the greater of:
o	the applicable factor shown in the appropriate table in the Contract; or

o	the factor we currently offer at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

APPENDIX B

PRIOR CONTRACTS OF THE VARIABLE ACCOUNT

Persons who purchased the variable annuity contracts identified below before May 1, 1992 may continue to make purchase payments under those contracts subject to the terms and conditions of those contracts and this Appendix. All contracts are subject to the transfer limitations and procedures described in "Transfer of Variable Account Value". Persons who purchased non-qualified contracts between April 9, 1981 and September 25, 1981 are not permitted to make any additional purchase payments under those contracts. Such non-qualified contracts are not included in number 4 below.


1. KEYFLEX Contracts (Form #FLEX(4)). The current Eligible Funds are those listed on Page 15. CGIF, SRGUF, CIFG, CUSGIF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. Accumulation unit values are shown on Page 10. The dollar cost averaging program for use with the SRMMF Sub-account or the One-Year Guarantee Period of the Fixed Account is available (see "Dollar Cost Averaging" on Page 16).

2. KEYFLEX Contracts (Form #FLEX-I). The current Eligible Funds are those listed on Page 15. CGIF, SRGUF, CIFG, CUSGIF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. SRMMF, SRMSF, SRBF, SRGSF and SRSCGF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Mortgage Securities Income Trust; Managed Assets Trust; Managed Growth Stock Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Page 41.

3. FLEX 2 Contracts (Form #FLEX-II). The current Eligible Funds are those listed on Page 15. CGIF, SRGUF, CIFG, CUSGIF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. SRMMF, SRMSF, SRBF, SRGSF and SRSCGF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Mortgage Securities Income Trust; Managed Assets Trust; Managed Growth Stock Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Page 43.

4. All K-100 and KeySource Contracts (Form #VA-1-81) Other than those Identified in Numbers 5 and 6 below. The current Eligible Funds are those listed on Page 15. CGIF, SRGUF, CIFG, CUSGIF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. SRMMF, SRMMF, SRBF, and SRSCGF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Cash Income Trust; Money Market/Options Investments, Inc.; Managed Assets Trust; and Aggressive Stock Trust. Accumulation unit values are shown on Pages 45-46.


5. K-100 Qualified Contracts (Form #VA-1-81) Issued Before May 1, 1986 Pursuant to Section 457 of the Internal Revenue Code. The current Eligible Mutual Funds are: Evergreen Money Market Fund - A, Evergreen Diversified Bond Fund - A, Evergreen High Income Bond Fund - A, Evergreen Strategic Income Fund - A, Evergreen Blue Chip Fund - A and Evergreen Small Company Growth Fund - A. On January 23, 1998, the fund names for High Income Bond Fund (B-4), Keystone Liquid Trust, Growth and Income Fund (S-1), Mid-Cap Growth Fund (S-3) and Small Company Growth (S-4) were changed to Evergreen High Income Bond Fund - A, Evergreen Money Market - A, Evergreen Blue Chip - A, Evergreen Strategic Growth Fund - A and Evergreen Small Company Growth Fund - A, respectively. In addition, the fund names for Diversified Bond Fund (B-2) and Qualified Bond Fund (B-1) were changed to Evergreen Diversified Bond Fund - A. Accumulation unit values are shown on Pages 47-48. As of July 1997, Evergreen Money Market Fund - A (formerly named Keystone Liquid Trust) and Evergreen Strategic Growth Fund - A (formerly named Mid-Cap Growth Fund and Keystone Custodian Fund, Series S-3) were no longer eligible funds available for investment.


6. All Other K-100 Qualified Contracts (Form #VA-1-81) Issued Before September 25, 1981. The current Eligible Funds are those listed on Page 15. CGIF, SRGUF, CIFG, CUSGIF, CSIF and NTF were added effective 7/1/93, 7/1/93, 5/2/94, 7/5/94, 7/5/94 and 5/1/95, respectively. SRMMF, SRMMF, SRGSF, SRSCGF and SRSVF were substituted on 1/1/89 for, respectively, the former eligible mutual funds: Keystone Liquid Trust; Money Market/Options Investments, Inc.; and Growth and Income Fund, Mid-Cap Growth Fund, and Small Company Growth Fund (formerly named Keystone Custodian Fund, Series S-1, S-3, and S-4, respectively). Accumulation unit values for 1989-1998 are shown on Pages 45-46.


ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER TWO

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Stein Roe Money Market	$ 18.009	$18.640	132,079	1999
Fund	17.348	18.009	100,397	1998
	16.704	17.348	128,486	1997
	16.108	16.704	177,787	1996
	15.443	16.108	204,597	1995
	15.062	15.443	475,023	1994
	14.849	15.062	514,598	1993
	14.530	14.849	582,150	1992
	13.906	14.530	907,810	1991
	13.052	13.906	1,756,598	1990

Colonial U.S. Growth &	24.003	26.551	16,300	1999
Income Fund	20.227	24.003	43,556	1998
	15.488	20.227	47,700	1997
	12.871	15.488	57,589	1996
	10.048	12.871	73,706	1995
	10.000 (8/11/94)	10.048	5,259	1994

Stein Roe Mortgage	20.972	20.932	97,510	1999
Securities Fund	19.882	20.972	116,120	1998
	18.460	19.882	138,209	1997
	17.853	18.460	164,783	1996
	15.617	17.853	189,804	1995
	16.065	15.617	233,588	1994
	15.307	16.065	299,033	1993
	14.627	15.307	381,266	1992
	12.936	14.627	443,240	1991
	12.005	12.936	503,751	1990

Colonial Growth &	21.445	22.356	43,295	1999
Income Fund	19.537	21.445	63,550	1998
	15.338	19.537	79,459	1997
	13.184	15.338	68,918	1996
	10.258	13.184	57,955	1995
	10.464	10.258	66,152	1994
	10.000 (7/22/93)	10.464	20,759	1993

Stein Roe Balanced Fund	44.584	49.592	328,200	1999
	40.111	44.584	406,222	1998
	34.765	40.111	498,914	1997
	30.445	34.765	595,783	1996
	24.566	30.445	714,638	1995
	25.692	24.566	861,315	1994
	23.802	25.692	1,055,478	1993
	22.412	23.802	1,241,344	1992
	17.737	22.412	1,462,279	1991
	18.092	17.737	1,633,069	1990

Stein Roe Global	17.994	22.860	8,986	1999
Utilities Fund	15.396	17.994	17,624	1998
	12.107	15.396	13,807	1997
	11.508	12.107	20,126	1996
	8.621	11.508	27,533	1995
	9.727	8.621	31,506	1994
	10.000 (7/21/93)	9.727	52,776	1993

Colonial Strategic	14.239	14.314	203,097	1999
Income Fund	13.597	14.239	278,009	1998
	12.606	13.597	331,692	1997
	11.633	12.606	392,216	1996
	10.000 (1/19/95)	11.633	486,417	1995
Available in 1994 but no accumulation units were purchased.

Colonial International	10.836	15.046	76,755	1999
Fund for Growth	9.712	10.836	67,742	1998
	10.114	9.712	17,002	1997
	9.747	10.114	38,348	1996
	9.323	9.747	34,733	1995
	10.000 (5/3/94)	9.323	24,303	1994

Stein Roe Growth Stock	48.190	65.177	153,771	1999
Fund	38.146	48.190	185,449	1998
	29.198	38.146	223,973	1997
	24.378	29.198	231,419	1996
	17.919	24.378	239,514	1995
	19.374	17.919	294,345	1994
	18.687	19.374	327,760	1993
	17.744	18.687	377,851	1992
	12.137	17.744	346,524	1991
	12.498	12.137	409,288	1990

Stein Roe Small	33.749	49.363	127,345	1999
Company Growth Fund	41.320	33.749	182,408	1998
	38.805	41.320	218,638	1997
	30.953	38.805	270,844	1996
	28.043	30.953	285,923	1995
	28.059	28.043	301,017	1994
	20.939	28.059	316,873	1993
	18.519	20.939	404,666	1992
	13.662	18.519	424,426	1991
	15.206	13.662	730,255	1990

Newport Tiger Fund	7.071	11.734	10,041	1999
	7.652	7.071	7,872	1998
	11.252	7.652	3,797	1997
	10.242	11.252	23,324	1996
	10.000 (6/8/95)	10.242	4,861	1995


*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-Account of the Variable Account.

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

ACCUMULATION UNIT VALUES FOR CONTRACTS DESCRIBED IN NUMBER THREE

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Stein Roe Money Market	$ 17.624	$18.223	1,226	1999
Fund	16.994	17.624	2,008	1998
	16.379	16.994	11,719	1997
	15.810	16.379	12,242	1996
	15.173	15.810	16,359	1995
	14.813	15.173	25,550	1994
	14.617	14.813	16,027	1993
	14.317	14.617	28,411	1992
	13.717	14.317	43,912	1991
	12.886	13.717	63,361	1990

Colonial U.S. Growth &	22.433	24.790	17	1999
Income Fund	18.923	22.433	0	1998
	14.503	18.923	688	1997
	12.065	14.503	689	1996
	10.000 (3/7/95)	12.065	1,642	1995
	Available in 1994 but no accumulation units were purchased

Stein Roe Mortgage	20.827	20.767	14,462	1999
Securities Fund	19.764	20.827	14,578	1998
	18.369	19.764	15,069	1997
	17.783	18.369	15,996	1996
	15.571	17.783	16,594	1995
	16.033	15.571	21,047	1994
	15.292	16.033	23,129	1993
	14.627	15.292	18,834	1992
	12.949	14.627	19,947	1991
	12.029	12.949	20,699	1990

Colonial Growth &	11.287	11.755	1,162	1999
Income Fund	10.293	11.287	1,814	1998
	10.000 (9/26/97)	10.293	687	1997
	Available in 1993, 1994, 1995 and 1996 but no accumulation units were purchased.

Stein Roe Balanced Fund	42.745	47.500	21,795	1999
	38.494	42.745	27,878	1998
	33.396	38.494	28,016	1997
	29.276	33.396	30,978	1996
	23.646	29.276	36,360	1995
	24.754	23.646	44,913	1994
	22.956	24.754	54,901	1993
	21.636	22.956	59,345	1992
	17.140	21.636	72,706	1991
	17.501	17.140	77,976	1990

Stein Roe Global Utilities Fund	Available in 1993, 1994, 1995, 1996, 1997, 1998, and 1999 but no accumulation units were purchased.

Colonial Strategic	13.710	13.769	17,990	1999
Income Fund	13.105	13.710	20,161	1998
	12.161	13.105	23,147	1997
	11.234	12.161	26,307	1996
	10.000 (3/14/95)	11.234	29,901	1995
Available in 1994 but no accumulation units were purchased.

Colonial International	10.849	15.049	24	1999
Fund for Growth	9.733	10.849	58	1998
	10.146	9.733	58	1997
	9.788	10.146	537	1996
	9.371	9.788	540	1995
	10.000 (5/24/94)	9.371	599	1994

Stein Roe Growth Stock	44.025	59.486	4,833	1999
Fund	34.883	44.025	4,594	1998
	26.727	34.883	4,701	1997
	22.337	26.727	5,077	1996
	16.435	22.337	4,239	1995
	17.787	16.435	6,259	1994
	17.173	17.787	6,593	1993
	16.323	17.173	8,430	1992
	11.176	16.323	3,630	1991
	11.520	11.176	3,545	1990

Stein Roe Small	34.347	50.188	11,880	1999
Company Growth Fund	42.093	34.347	19,836	1998
	39.571	42.093	22,741	1997
	31.595	39.571	24,773	1996
	28.653	31.595	24,833	1995
	28.059	28.653	29,605	1994
	21.437	28.059	39,376	1993
	18.978	21.437	47,198	1992
	14.014	18.978	40,776	1991
	15.614	14.014	40,304	1990

Newport Tiger Fund	6.505	10.784	2,526	1999
	7.046	6.505	1,476	1998
	10.371	7.046	1,477	1997
	10.000 (2/5/96)	10.371	1,762	1996
Available in 1995 but no accumulation units were purchased


*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-account of the Variable Account.

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.


1990-1999 ACCUMULATION UNIT VALUES FOR CONTRACTS

DESCRIBED IN NUMBERS FOUR AND SIX
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year*	of Year	of Year	Year

Stein Roe Money Market	$ 25.413	$26.368	554,809	1999
Fund	24.421	25.413	639,325	1998
	23.457	24.421	743,550	1997
	22.563	23.457	885,248	1996
	21.580	22.563	930,979	1995
	20.996	21.580	1,184,102	1994
	20.648	20.996	1,384,339	1993
	20.155	20.648	1,697,243	1992
	19.243	20.155	2,138,976	1991
	18.016	19.243	2,936,979	1990

Colonial U.S. Growth &	23.900	26.502	37,962	1999
Income Fund	20.091	23.900	50,149	1998
	15.346	20.091	28,870	1997
	12.722	15.346	28,128	1996
	10.000 (1/13/95)	12.722	22,589	1995
Available in 1994 but no accumulation units were purchased.

Stein Roe Mortgage	19.809	19.821	38,807	1999
Securities Fund	18.734	19.809	43,444	1998
	17.352	18.734	42,325	1997
	16.740	17.352	42,934	1996
	14.608	16.740	68,359	1995
	14.990	14.608	72,190	1994
	14.248	14.990	114,507	1993
	13.582	14.248	85,079	1992
	11.983	13.582	78,913	1991
	11.093	11.983	60,390	1990

Colonial Growth &	21.460	22.426	14,459	1999
Income Fund	19.503	21.460	22,165	1998
	15.274	19.503	13,889	1997
	13.097	15.274	16,326	1996
	10.165	13.097	13,781	1995
	10.344	10.165	10,136	1994
	10.000 (8/3/93)	10.344	8,415	1993

Stein Roe Balanced Fund	44.837	49.996	160,309	1999
	40.240	44.837	198,156	1998
	34.791	40.240	212,648	1997
	30.394	34.791	266,198	1996
	24.465	30.394	296,617	1995
	25.524	24.465	299,672	1994
	23.589	25.524	348,975	1993
	22.156	23.589	339,963	1992
	17.492	22.156	372,220	1991
	17.799	17.492	356,575	1990

Stein Roe Global	18.235	23.224	10,234	1999
Utilities Fund	15.564	18.235	9,953	1998
	12.209	15.564	9,597	1997
	11.577	12.209	13,770	1996
	8.651	11.577	24,359	1995
	9.737	8.651	18,049	1994
	10.000 (7/21/93)	9.737	23,195	1993

Colonial Strategic	13.939	14.047	365,049	1999
Income Fund	13.279	13.939	410,209	1998
	12.281	13.279	444,370	1997
	11.305	12.281	446,354	1996
	10.000 (2/28/95)	11.305	465,616	1995
Available in 1994 but no accumulation units were purchased.

Colonial International	11.022	15.341	16,797	1999
Fund for Growth	9.855	11.022	18,039	1998
	10.238	9.855	20,489	1997
	9.842	10.238	21,566	1996
	9.390	9.842	27,992	1995
	10.000 (5/25/94)	9.390	44,610	1994

Stein Roe Growth Stock	111.743	151.502	76,592	1999
Fund	88.236	111.743	83,655	1998
	67.374	88.236	61,394	1997
	56.113	67.374	66,920	1996
	41.147	56.113	60,347	1995
	44.377	41.147	56,165	1994
	42.701	44.377	66,644	1993
	40.447	42.701	67,611	1992
	27.598	40.447	54,873	1991
	28.349	27.598	43,639	1990

Stein Roe Small Company	68.927	101.064	152,924	1999
Growth Fund	84.183	68.927	193,700	1998
	78.867	84.183	258,066	1997
	62.755	78.867	270,716	1996
	56.716	62.755	329,680	1995
	56.611	56.716	346,355	1994
	42.142	56.611	398,198	1993
	37.181	42.142	446,136	1992
	27.361	37.181	466,795	1991
	30.380	27.361	581,842	1990

Newport Tiger Fund	7.260	12.077	16,110	1999
	7.837	7.260	22,116	1998
	11.496	7.837	21,662	1997
	10.438	11.496	15,623	1996
	10.000 (5/24/95)	10.438	15,701	1995

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*The date after each $10.00 value is when Keyport first purchased mutual fund shares for that Sub-account of the Variable Account.

Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

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ACCUMULATION UNIT VALUES FOR QUALIFIED CONTRACTS DESCRIBED

IN NUMBER FIVE (1990-1999)
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year	of Year	of Year	Year

Evergreen Money Market	$ 24.345	$24.441	2,088	1999
Fund - A	24.432	24.345	2,840	1998
	23.930	24.432	0	1997
	23.122	23.930	18,450	1996
	22.238	23.122	21,828	1995
	21.718	22.238	21,067	1994
	21.483	21.718	24,968	1993
	21.102	21.483	27,163	1992
	20.269	21.102	58,684	1991
	19.042	20.269	76,538	1990

Evergreen Diversified	40.990	41.387	326	1999
Bond Fund - A	39.560	40.990	2,237	1998
	36.980	39.560	148	1997
	35.378	36.980	708	1996
	31.149	35.378	558	1995
	33.798	31.149	414	1994
	29.983	33.798	254	1993
	27.600	29.983	149	1992
	23.489	27.600	714	1991
	24.242	23.489	851	1990

Evergreen High Income	36.441	38.734	388	1999
Bond Fund - A	35.860	36.441	380	1998
	33.468	35.860	371	1997
	30.569	33.468	481	1996
	28.120	30.569	527	1995
	32.345	28.120	514	1994
	25.880	32.345	579	1993
	22.132	25.880	571	1992
	15.763	22.132	3,596	1991
	20.364	15.763	4,427	1990

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(Accumulation unit values continue on the next page)

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ACCUMULATION UNIT VALUES FOR QUALIFIED CONTRACTS DESCRIBED

IN NUMBER FIVE (1990-1999) (CONTINUED)
	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year	of Year	of Year	Year

Evergreen Strategic	$52.077	$103.130	0	1999
Income Fund - A	52.599	52.077	9	1998
	46.815	52.599	2,524	1997
	44.970	46.815	3,352	1996
	33.423	44.970	3,693	1995
	35.401	33.423	6,753	1994
	32.874	35.401	7,178	1993
	31.567	32.874	7,388	1992
	22.434	31.567	20,839	1991
	24.838	22.434	18,451	1990

Evergreen Blue Chip	78.068	92.209	1,631	1999
Fund - A	66.572	78.068	3,274	1998
	50.864	66.572	3,669	1997
	43.376	50.864	2,664	1996
	33.202	43.376	4,179	1995
	35.621	33.202	5,248	1994
	32.763	35.621	6,382	1993
	33.076	32.763	7,180	1992
	25.924	33.076	14,956	1991
	27.459	25.924	18,927	1990

Evergreen Small Company	39.622	68.897	2,346	1999
Growth Fund - A	47.822	39.622	5,448	1998
	41.893	47.822	6,529	1997
	42.685	41.893	10,123	1996
	32.263	42.685	9,696	1995
	32.527	32.263	12,813	1994
	26.208	32.527	13,929	1993
	24.094	26.208	16,338	1992
	14.071	24.094	53,908	1991
	15.122	14.071	61,931	1990

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Accumulation unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

The full financial statements for the Variable Account and Keyport are in the Statement of Additional Information.

APPENDIX C

TELEPHONE INSTRUCTIONS

Telephone Transfers of Contract Values

1. If there are joint Contract Owners, both must authorize us to accept telephone instructions but either Owner can give us telephone instructions.

2. All callers must identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if we or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent. However, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You thus bear the risk that an unauthorized or fraudulent instruction we execute may cause your Contract Value to be lower than it would be had we not executed the instruction.

4. We record all conversations with disclosure at the time of the call.

5. The application for the Contract may allow you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as durable in nature and it shall not be affected by your subsequent incapacity, disability or incompetency. Either we or the authorized person may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until:
o	we receive your written revocation,

o	we discontinue the privilege, or

o	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. If we receive telephone transfer instructions at 800-367-3653 before the 4:00 P.M. Eastern Time close of trading on the New York Stock Exchange, they will be initiated that day based on the unit value prices calculated at the close of that day. We will initiate instructions we receive after the close of trading on the NYSE on the following business day.

8. Once we accept instructions, they may not be canceled.

9. You must make all transfers in accordance with the terms of the Contract and current prospectus. If your transfer instructions are not in good order, we will not execute the transfer and will notify the caller within 48 hours.

10. If you transfer 100% of any Sub-account's value and the allocation formula for purchase payments includes that Sub-account, then we will change the allocation formula for future purchase payments accordingly unless we receive telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-account A and 50% to Sub-account B and you transfer all of Sub-account A's value to Sub-account B, we will change the allocation formula to 100% to Sub-account B unless you instruct us otherwise.

Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1-6 above are applicable.

APPENDIX D

DOLLAR COST AVERAGING

We offer a dollar cost averaging program that you may participate in. The program periodically transfers Accumulation Units from the SRMMF Sub-account or the One-Year Guarantee Period of the Fixed Account to other Sub-accounts you select. The program allows you to invest in non-"money market" Sub-accounts over time rather than having to invest in those Sub-accounts all at once.

The program is available for initial and subsequent purchase payments and for Contract Value transferred into the SRMMF Sub-account or One-Year Guarantee Period. Under the program, we make automatic transfers on a periodic basis out of the SRMMF Sub-account or the One-Year Guarantee Period into one or more of the other available Sub-accounts. We may limit the number of Sub-accounts you may choose but there are currently no limits. The automatic transfer program does not guarantee a profit nor does it protect against loss in declining markets. The One-Year Guarantee Period option of the program is not available under Contracts issued to New Jersey and Washington residents.

You must specify in writing the SRMMF Sub-account or One-Year Guarantee Period from which the transfers are to be made, the monthly amount to be transferred and the Sub-account(s) to which the transfers are to be made. The minimum amount to be transferred is $150. The first transfer will occur at the close of the Valuation Period that includes the 30th day after the receipt of your request. Each succeeding transfer will occur one month later. If the 30th day after the receipt date is April 8, the second transfer will occur at the close of the Valuation Period that includes May 8. When the remaining value is less than the monthly transfer amount, that remaining value will be transferred and the program will end. Before this final transfer, you may extend the program by allocating additional purchase payments to the SRMMF Sub-account or One-Year Guarantee Period or by transferring Contract Value to the SRMMF Sub-account or One-Year Guarantee Period. You may, in writing or by telephone, change the monthly amount to be transferred, change the Sub-account(s) to which the transfers are to be made, or end the program. The program will automatically end if the Income Date occurs. We reserve the right to end the program at any time by sending you a notice one month in advance.

We must receive your written or telephone instructions by 5:00 P.M. Eastern Time of the business day preceding the next scheduled transfer in order for them to be in effect for that transfer. Telephone instructions are subject to the conditions and procedures we establish from time to time. The current conditions and procedures appear below and you will be notified, in advance, of any changes.

1. If there are joint Contract Owners, either Owner can give us telephone transfer instructions.

2. All callers will be required to identify themselves. We reserve the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to our satisfaction.

3. Neither we nor any person acting on our behalf shall be subject to any claim, loss, liability, cost or expense if it or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent; however, we will employ reasonable procedures to confirm that a telephone instruction is genuine and, if we do not, we may be liable for losses due to an unauthorized or fraudulent instruction. You bear the risk that an unauthorized or fraudulent instruction that is executed may cause the Contract Value to be lower than it would be had no instruction been executed.

4. All conversations will be recorded with disclosure at the time of the call.

5. Telephone authorization shall continue in force until:

o	we receive your written revocation,
o	we discontinue the privilege, or
o	we receive written evidence that you have entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

6. We must receive your telephone instructions at 800-367-3653 before 5:00 P.M. Eastern Time of the business day preceding the next scheduled transfer in order for them to be in effect for that transfer.

7. Once we accept instructions, they may not be canceled. New telephone instructions may be given on the following business day.

8. All instructions must be made in accordance with the terms of the Contract and current prospectus. If the instructions are not in good order, we will not execute them and will notify the caller within 48 hours.

Value-Added Dollar Cost Averaging Program (for purchase payments made before August 1, 1993)

We previously offered a Value-Added Dollar Cost Averaging Program for initial purchase payments made under Contracts issued generally before August 1, 1993. The remainder of this Appendix describes that program for the benefit of Contract Owners who are still participating in it.

The Value-Added Dollar Cost Averaging program uses the SRMMF-DCA Sub-account and was available only for the initial purchase payment (and for subsequent payments under Qualified Contracts meeting the conditions described below). The SRMMF-DCA Sub-account is the only Sub-account with no deduction for the Contract's 1.40% asset-based charge.

Under this program, allocations of all or part of the initial purchase payment could be made to the SRMMF-DCA Sub-account for automatic transfers over either 12 months or 24 months. An allocation of at least $1,800 was made if 12 months was selected and at least $3,600 if 24 months was selected. Based on the period you selected, we transfer each month either 1/12 or 1/24 of the original allocated amount from the SRMMF-DCA Sub-account to the Sub-account(s) you chose. The first transfer occurred at the close of the Valuation Period that included the 30th day after the Issue Date of the Contract. Each succeeding transfer occurs one month later (e.g., if the 30th day after the Issue Date is April 8, the second transfer occurred at the close of the Valuation Period that included May 8). The last transfer (the 12th or 24th transfer, as applicable) will be of all the remaining value in the SRMMF-DCA Sub-account. Before this final transfer, you may, in writing or by telephone, change the Sub-account(s) to which the transfers are to be made or end the program (see the fourth paragraph of this Appendix). If you transfer any SRMMF-DCA Sub-account value outside the program, the program will automatically end. The program will also automatically end if the Income Date occurs. If the program ends for any reason, we, in the absence of instructions to the contrary, will transfer any remaining SRMMF-DCA Sub-account value to the SRMMF Sub-account. Once the program ends, you may not restart it.

If a Qualified Contract application stated that the Value-Added Dollar Cost Averaging program was to apply to multiple transfer or rollover payments that would all be made to us within a reasonable time, the program began as stated above with the first transfer or rollover payment received by us. Then, as each subsequent transfer or rollover payment was received, that payment was added to the then-current SRMMF-DCA Sub-account value and divided by the applicable 1/12 or 1/24 to determine a new monthly transfer amount. The total SRMMF-DCA Sub-account value will then be transferred out monthly for the applicable 12 or 24 transfers. Each monthly transfer continues to occur on the monthly transfer date established for the first payment allocated to the program.

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KEYPORT PREFERRED ADVISOR

PROSPECTUS

May 1, 2000

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NOT	May lose value
FDIC	No bank guarantee
INSURED

Distributed by:

Keyport Financial Services Corp.

125 High Street, Boston, MA 02110-2712

Issued by:

Keyport Life Insurance Company

125 High Street, Boston, MA 02110-2712

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KAVP	5/2000

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Yes.	I would like to receive the Keyport Preferred Advisor Variable Annuity Statement of Additional Information.

Yes.	I would like to receive the SteinRoe Variable Investment Trust Statement of Additional Information.

Yes.	I would like to receive the Liberty Variable Investment Trust Statement of Additional Information.

Name

Address

City, State Zip

BUSINESS REPLY MAIL

FIRST CLASS MAIL PERMIT NO. 6719 BOSTON, MA

POSTAGE WILL BE PAID BY ADDRESSEE

KEYPORT LIFE INSURANCE CO

125 HIGH STREET

BOSTON, MA 02110-9773

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

PART B

STATEMENT OF ADDITIONAL INFORMATION

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY

KMA VARIABLE ACCOUNT

AND

KEYPORT LIFE INSURANCE COMPANY ("Keyport")

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This Statement of Additional Information is not a prospectus but it relates to, and should be read in conjunction with, the variable annuity prospectus dated May 1, 2000. The prospectus is available, at no charge, by writing Keyport at 125 High Street, Boston, MA 02110 or by calling (800) 437-4466.

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TABLE OF CONTENTS

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The date of this statement of additional information is May 1, 2000

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KMA2000.SAI

KEYPORT LIFE INSURANCE COMPANY

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Liberty Mutual Insurance Company ("Liberty Mutual"), a multi-line insurance and financial services institution, is the ultimate corporate parent of Keyport. Liberty Mutual ultimately controls Keyport through the following intervening holding company subsidiaries: Liberty Mutual Equity Corporation, LFC Holdings Inc., Liberty Financial Companies, Inc. ("LFC") and SteinRoe Services, Inc. Liberty Mutual, as of December 31, 1999, owned, indirectly, at least 72% of the combined voting power of the outstanding voting stock of LFC (with the balance being publicly held). For additional information about Keyport, see page 13 of the prospectus.

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VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, the total dollar amount of each periodic payment will be equal to: (a) the sum of all Sub-account payments; less (b) the pro-rata amount of the annual Contract Maintenance Charge.

The first payment for each Sub-Account will be determined by deducting any applicable Contract Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Contract's annuity table for the particular payment option; or (b) the factor currently offered by Keyport at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Keyport uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Unit value applicable during any Valuation Period is determined at the end of such period.

When Keyport first purchased the Eligible Fund shares of SteinRoe Variable Investment Trust and Liberty Variable Investment Trust on behalf of the Variable Account, Keyport valued each Annuity Unit for each Sub-Account at $10. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor (See "Net Investment Factor" in the prospectus). This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Keyport calculates a net investment factor for each Sub-Account by dividing (a) by (b), where:

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(a)	is equal to the net investment factor defined on page 21 of the prospectus without any deduction for the sales charge defined in (c)(ii) on that page; and

(b)

is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Contract's annuity tables is 6% per year (5% per year for Oregon contracts.) An AIR of 3% per year is also currently available upon Written Request.

With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-Account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 6% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 6%, 3%, or 0% between the time of the first and second payments. With an actual 9% return, the 3% AIR and 6% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 6% return, the 3% AIR payment would increase in amount while the 6% AIR payment would stay the same. With an actual return of 3%, the 3% AIR payment would stay the same while the 6% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 6% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 6% AIR payment amount. Note though that if Option 1 (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 6% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 6% AIR payment amount.

Re-Allocating Sub-Account Payments

The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Any change requested must be at least six months after a prior selection. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 10% and must be a whole number. At the end of the Valuation Period during which Keyport receives the request, Keyport will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

PRINCIPAL UNDERWRITER

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The Contract, which is offered continuously, is distributed by Keyport Financial Services Corp. ("KFSC"), a wholly-owned subsidiary of Keyport. During the fiscal years ended December 31, 1999, 1998 and 1997, Keyport paid KFSC underwriting commissions for the Contract of $0.00, $0.00, and $0.00, respectively.

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CUSTODIAN

The custodian of the assets of the KMA Variable Account is State Street Bank and Trust Company, a state chartered trust company. Its principal office is at 225 Franklin Street, Boston, Massachusetts.

EXPERTS

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The consolidated financial statements of Keyport Life Insurance Company at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1998, and the financial statements of Keyport Life Insurance Company-KMA Variable Account at December 31, 1999 and for each of the two years in the period ended December 31, 1999, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

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INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report) or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as sales charges or administrative charges) that are deducted directly from contract values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity. Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

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The tables below provide performance results for each Sub-Account through December 31, 1999. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Contract Owner. Moreover, the performance information for four of the Sub-Accounts (SRMSF, SRBF, SRGSF and SRSVF) reflects the investment experience of the Eligible Funds previously available under the Variable Account. The Funds of the SteinRoe Trust replaced these other mutual funds as the Eligible Funds beginning January 1, 1989. These other funds had a different investment adviser (Keystone Custodian Funds, Inc.) than the SteinRoe Trust (Stein Roe & Farnham, Incorporated). See Appendix B of the prospectus. The performance information for the same four Sub-Accounts also reflects historical asset-based charges for the period before May 1, 1989 that are at a lower level than the current asset-based charges.

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Average Annual Total Return for a Contract that is Surrendered and for a Contract that Continues

The first section of the following table was calculated using the method prescribed by the Securities and Exchange Commission. It illustrates each Sub-Account's average annual total return over the periods shown assuming a single $1,000 initial purchase payment and the surrender of the contract at the end of each period. The Sub-Account's average annual total return is the annual rate that would be necessary to achieve the ending value of an investment kept in the Sub-Account for the period specified.

Each calculation assumes that the $1,000 initial purchase payment was allocated to only one Sub-Account and no transfers or additional purchase payments were made. The rate of return reflects all charges assessed against a Contract and the Sub-Account except for any premium taxes that may be payable. The charges reflected are: a Contingent Deferred Sales Charge that applies when the hypothetical Contract is surrendered; the annual 1.25% Mortality and Expense Risk Charge; for any period on or after May 1, 1989, the annual 0.15% sales charge; and, on an allocated basis, the Contract's Contract Maintenance Charge that is deducted at the end of each year and upon surrender. The Contingent Deferred Sales Charge used in the calculations for a particular Sub-Account is equal to the percentage charge in effect at the end of the period multiplied by: the assumed $1,000 payment less any amount of that payment that is free of Contingent Deferred Sales Charge under the Contract's surrender provisions. The percentage charge declines from 7% to 1% over 7 years by 1% per year. The Contract Maintenance Charge used in the calculations for a particular Sub-Account is equal to a dollar and time-weighted average for that Sub-Account based on a yearly charge of $30 for the portion of the period shown that is before 7/1/94 and $36 for any later portion of that period. A particular Sub-Account's prorated portion is then equated to a $1,000 basis by multiplying it by a fraction equal to $1,000 divided by the average Contract Value in that Sub-Account during the period shown.

The second section of the table was calculated in the same manner as the first except no Contingent Deferred Sales Charge was deducted since it is assumed the Contract continues through the end of each period.

If the current charges under the Contracts had been in effect during the period before May 1, 1989, any total return percentage that includes a period before May 1, 1989 would be lower than the percentage shown since current Accumulation Unit values reflect additional asset-based charges of .15% (i.e., total asset-based charges of 1.40% rather than 1.25%).

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Average Annual Total Return for a

Contract Surrendered on 12/31/99

Hypothetical $1,000 Purchase Payment*

Length of Investment Period

	One	Three	Five	Ten	Since Contract
Sub-Account	Year	Years	Years	Years	Inception Shown
SRMSF	-6.39%	2.80%	5.47%	5.49%	5.52%(10/27/86)
SRBF	3.99%	11.26%	14.60%	10.28%	11.31%(05/14/85)
SRGSF	28.97%	29.63%	29.05%	17.53%	15.78%(05/26/87)
SRSCGF	39.97%	6.96%	11.47%	12.14%	11.28%(05/16/85)
SRGUF	20.78%	22.45%	21.09%	N/A	13.30%(07/01/93)
CGIF	-1.99%	12.08%	16.39%	N/A	12.79%(07/01/93)
CIFG	32.56%	12.87%	9.52%	N/A	6.98%(05/03/94)
CUSGIF	4.37%	18.48%	21.00%	N/A	19.74%(07/05/94)
CSIF	-5.70%	2.85%	6.99%	N/A	6.39%(07/13/94)
NTF	59.62%	-0.14%	N/A	N/A	5.23%(05/01/95)

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* Expense reimbursement was applicable to SRMSF beginning January 1, 1989 to the extent expenses, including management fees, exceeded 1.00% of average annual assets. See footnote 2 on page 7 of the prospectus for the expense reimbursement percentages applicable to SRMSF and the other Funds of the SteinRoe Trust beginning May 1, 1993. See footnote 2 on page 7 of the prospectus for the expense reimbursement applicable to the Liberty Trust Funds beginning July 1, 1993; CSIF was at 1.00% before May 1, 1995 when it decreased to .80%. The return percentages shown would be lower without this expense reimbursement.

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Average Annual Total Return for a

Contract Still in force on 12/31/99

Hypothetical $1,000 Purchase Payment*

Length of Investment Period
	One	Three	Five	Ten	Since Contract
Sub-Account	Year	Years	Years	Years	Inception Shown
SRMSF	-0.42%	4.04%	5.79%	5.49%	5.52%(10/27/86)
SRBF	10.99%	12.32%	14.83%	10.28%	11.31%(05/14/85)
SRGSF	34.97%	30.42%	29.19%	17.53%	15.78%(05/26/87)
SRSCGF	45.97%	8.11%	11.73%	12.14%	11.28%(05/16/85)
SRGUF	26.78%	23.34%	21.28%	N/A	13.38%(07/01/93)
CGIF	4.01%	13.13%	16.61%	N/A	12.87%(07/01/93)
CIFG	38.56%	13.90%	9.80%	N/A	7.24%(05/03/94)
CUSGIF	10.37%	19.42%	21.19%	N/A	19.90%(07/05/94)
CSIF	0.30%	4.09%	7.29%	N/A	6.66%(07/13/94)
NTF	65.62%	1.18%	N/A	N/A	5.76%(05/01/95)


* Expense reimbursement was applicable to SRMSF beginning January 1, 1989 to the extent expenses, including management fees, exceeded 1.00% of average annual assets. See footnote 2 on page 7 of the prospectus for the expense reimbursement percentages applicable to SRMSF and the other Funds of the SteinRoe Trust beginning May 1, 1993. See footnote 2 on page 7 of the prospectus for the expense reimbursement applicable to the Liberty Trust Funds beginning July 1, 1993; CSIF was at 1.00% before May 1, 1995 when it decreased to .80%. The return percentages shown would be lower without this expense reimbursement.

Change in Accumulation Unit Value

The following performance information illustrates the average annual change and the actual annual change in Accumulation Unit values for each Sub-Account and is computed differently than the standardized average annual total return information.

A Sub-Account's average annual change in Accumulation Unit values is the annualized rate at which the value of a Unit changes over the time period illustrated. A Sub-Account's actual annual change in Accumulation Unit values is the rate at which the value of a Unit changes over each 12-month period illustrated. These rates of change in Accumulation Unit values reflect the Contract's annual 1.25% Mortality and Expense Risk Charge and for any period on or after May 1, 1989, the annual .15% sales charge. They do not reflect deductions for any Contingent Deferred Sales Charge, Contract Maintenance Charge, and premium taxes. The rates of change would be lower if these charges were included.

If the current charges under the Contract had been in effect during the period before May 1, 1989, any change percentage that includes a period before May 1, 1989 would be lower than the percentage shown since current Accumulation Unit values reflect additional asset-based charges of .15% (i.e., total asset-based charges of 1.40% rather than 1.25%).

	Average Annual Change
	In Accumulation Unit	12-Month Period Change
	Value From Contract	in Accumulation Unit Value**
Sub-	Inception Shown
Account	through 12/31/99**	1990	1991	1992	1993
SRMSF	5.60%(10/27/86)	7.59%	12.90%	4.49%	4.79%
SRBF	11.39%(05/14/85)	-2.11%	26.17%	6.04%	7.78%
SRGSF	15.86%(05/26/87)	-3.04%	45.98%	5.16%	3.52%
SRSCGF	11.36%(05/16/85)	-10.29%	35.36%	12.90%	33.80%
SRGUF	13.46%(07/01/93)	N/A	N/A	N/A	-2.38%*
CGIF	12.95%(07/01/93)	N/A	N/A	N/A	4.28%*
CIFG	38.64%(05/03/94)	N/A	N/A	N/A	N/A
CUSGIF	10.45%(07/05/94)	N/A	N/A	N/A	N/A
CSIF	0.38%(07/13/94)	N/A	N/A	N/A	N/A
NTF	65.70%(05/01/95)	N/A	N/A	N/A	N/A

12-Month Period Change in Accumulation Unit Value**

Sub-Account	1994	1995	1996	1997	1998	1999
SRMSF	-2.93%	14.15%	3.24%	7.54%	5.32%	-0.34%
SRBF	-4.52%	23.75%	14.02%	15.21%	10.99%	11.07%
SRGSF	-7.64%	35.84%	19.59%	30.45%	26.14%	35.05%
SRSCGF	-0.21%	10.21%	25.18%	6.32%	-18.45%	46.05%
SRGUF	-11.51%	33.29%	5.05%	26.98%	16.70%	26.86%
CGIF	-2.12%	28.34%	16.16%	27.19%	9.60%	4.09%
CIFG	-6.86%*	4.39%	3.61%	-4.12%	11.40%	38.64%
CUSGIF	3.69%*	27.91%	20.14%	30.41%	18.49%	10.45%
CSIF	0.14%*	16.67%	8.20%	7.70%	4.56%	0.38%
NTF	N/A	14.45%*	9.70%	-32.09%	-7.73%	65.70%


* Percentage of change is for less than 12 months; it is for the period from the inception date shown in the second column to the end of the year.

** Expense reimbursement was applicable to SRMSF beginning January 1, 1989 to the extent expenses, including management fees, exceeded 1.00% of average annual assets. See footnote 2 on page 7 of the prospectus for the expense reimbursement percentages applicable to SRMSF and the other Funds of the SteinRoe Trust beginning May 1, 1993. See footnote 2 on page 7 of the prospectus for the expense reimbursement applicable to the Liberty Trust Funds beginning July 1, 1993; CSIF was at 1.00% before May 1, 1995 when it decreased to .80%. The return percentages shown would be lower without this expense reimbursement.

Yields for SRMMF and SRMMF-DCA Sub-Accounts

Yield and effective yield percentages for the SRMMF and SRMMF-DCA Sub-Accounts are calculated using the method prescribed by the Securities and Exchange Commission. Both yields reflect the deduction of the annual 1.40% asset-based Contract charges (this deduction is not applicable to the SRMMF-DCA Sub-Account and accounts for the SRMMF-DCA Sub-Account yields being higher than the SRMMF yields). Both yields also reflect, on an allocated basis, the Contract's annual $36 Contract Maintenance Charge. Both yields do not reflect Contingent Deferred Sales Charges and premium taxes. The yields would be lower if these charges were included. The following are the standardized formulas:

Yield equals:   (A - B - 1) x  365

                   C           7

Effective Yield Equals:   (A - B)365/7 - 1

                             C

Where:
A	=	the Accumulation Unit value at the end of the 7-day period.

B	=

hypothetical Contract Maintenance Charge for the 7-day period. The assumed annual SRMMF charge is equal to the $36 Contract charge multiplied by a fraction equal to the average number of Contracts with SRMMF Sub-Account value during the 7-day period divided by the average total number of Contracts during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one SRMMF Accumulation Unit during the 7-day period divided by the average Contract Value in SRMMF Sub-Account during the 7-day period. The assumed annual SRMMF-DCA charge is similarly calculated using SRMMF-DCA data.

C	=	the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the SRMMF or SRMMF-DCA Sub-Account will continue over an entire year. The effective yield formula also annualizes seven days of net income but it assumes that the net income is reinvested over the year. This compounding effect causes effective yield to be higher than the yield.


For the 7-day period ended 12/31/99 the yield for the SRMMF Sub-Account was 4.28% and the effective yield was 4.37%. For the SRMMF-DCA Sub-Account the yield was 4.35% and the effective yield was 4.45%.


FINANCIAL STATEMENTS

The financial statements of the Variable Account and Keyport Life Insurance Company are included in the statement of additional information. The consolidated financial statements of Keyport Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account.


Report of Independent Auditors

To the Board of Directors of Keyport Life Insurance Company

and Contract Owners of KMA Variable Account

We have audited the accompanying statement of net assets of Keyport Life Insurance Company-KMA Variable Account as of December 31, 1999, and the related statement of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of Keyport Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keyport Life Insurance Company - KMA Variable Account at December 31, 1999 and the results of its operations and changes in net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts	/s/ERNST & YOUNG LLP
April 7, 2000

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Net Assets

December 31, 1999

Assets
Investments at market value:
Keystone Custodian Funds
Evergreen Money Market Fund - A - 77,815 shares (cost $77,815)	$77,815
Evergreen Diversified Bond Fund - A - 1,597 shares (cost $24,969)	23,039
Evergreen High Income Bond Fund - A - 3,825 shares (cost $24,419)	15,034
Evergreen Blue Chip Fund - A - 4,987 shares (cost $84,355)	179,929
Evergreen Small Company Growth Fund - A - 33,347 shares (cost $217,399)	318,129

Liberty Variable Investment Trust
Colonial Growth and Income Fund - 5,666,218 shares (cost $65,266,289)	74,680,752
SteinRoe Global Utilities Fund - 3,125,010 shares (cost $32,002,110)	53,593,923
Colonial International Fund for Growth - 6,211,543 shares (cost $12,236,144)	17,330,204
Colonial Strategic Income Fund - 4,288,041 shares (cost $47,115,802)	44,767,150
Colonial U.S. Growth & Income Fund - 3,374,867 shares (cost $43,798,253)	66,991,100
Newport Tiger Fund - 11,064,158 shares (cost $23,815,684)	28,988,094

SteinRoe Variable Investment Trust
SteinRoe Money Market Fund - 57,198,146 shares (cost $57,198,146)	57,198,146
SteinRoe Small Company Growth Fund - 5,593,694 shares (cost $88,748,011)	112,824,807
SteinRoe Balanced Fund - 12,463,578 shares (cost $156,139,758)	221,976,323
SteinRoe Mortgage Securities Fund - 3,420,712 shares (cost $34,694,575)	35,404,374
SteinRoe Growth Stock Fund - 3,537,542 shares (cost $64,214,687)	204,929,807

$919,298,626
Total assets

Net Assets
Variable annuity contracts (Note 5)	$865,131,727
Annuity reserves (Note 2)	40,256,437
Invested by Keyport Life Insurance Company (Note 2)	13,910,462

Total net assets	$919,298,626

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998

	Evergreen Money		Evergreen Diversified
	Market - A		Bond Fund - A
	1999	1998	1999	1998
Income
Dividends	$890	$1,001	$2,212	$3,817
Expenses (Note 3)
Mortality and expense risk
and administrative charges	872	4,711	413	1,353
Net investment income (expense)	18	(3,710)	1,799	2,464
Realized gain (loss)	-	-	3,019	291
Unrealized appreciation (depreciation)
during the period	-	-	(6,671)	1,646
Net increase (decrease) in net assets
from operations	18	(3,710)	(1,853)	4,401

Purchase payments from contract owners	-	608	-	931
Transfers between accounts	(133,570)	276,879	(6,357)	5,916
Contract terminations and annuity payouts	(14,447)	(47,960)	(15,803)	(21,822)
Other transfers (to) from Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	(148,017)	229,527	(22,160)	(14,975)

Net assets at beginning of year	225,814	(3)	47,052	57,626

Net assets at end of year	$77,815	$225,814	$23,039	$47,052

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998

	Evergreen High		Evergreen Blue Chip
	Income Bond Fund - A		Fund - A
	1999	1998	1999	1998
Income
Dividends	$1,307	$1,202	$-	$18,854
Expenses (Note 3)
Mortality and expense risk
and administrative charges	164	203	2,185	2,908
Net investment income (expense)	1,143	999	(2,185)	15,946
Realized gain (loss)	-	12	37,913	28,162
Unrealized appreciation (depreciation)
during the period	(282)	(699)	(1,010)	23,420
Net increase (decrease) in net assets
from operations	861	312	34,718	67,528

Purchase payments from contract owners	315	325	-	1,805
Transfers between accounts	598	(1,426)	(223)	(18,585)
Contract terminations and annuity payouts	-	-	(110,757)	(28,106)
Other transfers (to) from Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	913	(1,101)	(110,980)	(44,886)

Net assets at beginning of year	13,260	14,049	256,191	233,549

Net assets at end of year	$15,034	$13,260	$179,929	$256,191

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Evergreen Strategic		Evergreen Small Company
	Growth Fund - A		Growth Fund - A
	1999	1998	1999	1998
Income
Dividends	$-	$-	$-	$60,110
Expenses (Note 3)
Mortality and expense risk
and administrative charges	-	1,793	3,436	4,325
Net investment income (expense)	-	(1,793)	(3,436)	55,785
Realized gain (loss)	469	-	(9,871)	5,701
Unrealized appreciation (depreciation)
during the period	(469)	4,872	174,655	(128,107)
Net increase (decrease) in net assets
from operations	-	3,079	161,348	(66,621)

Purchase payments from contract owners	-	-	3,120	4,226
Transfers between accounts	-	(146,852)	105,855	(92,064)
Contract terminations and annuity payouts	-	-	(186,794)	(76,812)
Other transfers (to) from Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	-	(146,852)	(77,819)	(164,650)

Net assets at beginning of year	-	143,773	234,600	465,871

Net assets at end of year	$-	$-	$318,129	$234,600

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998

	Colonial Growth		SteinRoe Global
	and Income Fund		Utilities Fund
	1999	1998	1999	1998
Income
Dividends	$17,906,412	$3,374,925	$1,588,716	$1,293,478
Expenses (Note 3)
Mortality and expense risk
and administrative charges	1,209,224	1,075,366	723,516	594,530
Net investment income (expense)	16,697,188	2,299,559	865,200	698,948
Realized gain (loss)	1,054,982	(133,930)	2,246,486	901,256
Unrealized appreciation (depreciation)
during the period	(14,469,448)	5,790,111	8,709,875	6,141,599
Net increase (decrease) in net assets
from operations	3,282,722	7,955,740	11,821,561	7,741,803

Purchase payments from contract owners	647,225	5,576,908	262,738	1,423,965
Transfers between accounts	(3,421,534)	2,335,629	(952,735)	1,509,102
Contract terminations and annuity payouts	(14,021,101)	(19,078,188)	(8,060,243)	(10,007,299)
Other transfers (to) from Keyport Life
Insurance Company	33,182	(33,182)	7,001	(7,001)
Net increase (decrease) in net assets from
contract transactions	(16,762,228)	(11,198,833)	(8,743,239)	(7,081,233)

Net assets at beginning of year	88,160,258	91,403,351	50,515,601	49,855,031

Net assets at end of year	$74,680,752	$88,160,258	$53,593,923	$50,515,601

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998

	Colonial International		Colonial Strategic
	Fund for Growth		Income Fund
	1999	1998	1999	1998
Income
Dividends	$124,524	$124,996	$3,409,451	$3,535,106
Expenses (Note 3)
Mortality and expense risk
and administrative charges	212,205	232,455	700,463	697,641
Net investment income (expense)	(87,681)	(107,459)	2,708,988	2,837,465
Realized gain (loss)	195,606	(225,807)	(234,762)	175,530
Unrealized appreciation (depreciation)
during the period	4,860,684	2,668,099	(2,303,785)	(81,464)
Net increase (decrease) in net assets
from operations	4,968,609	2,334,833	170,441	2,931,531

Purchase payments from contract owners	102,528	4,049,208	340,784	4,869,654
Transfers between accounts	(313,518)	(3,456,455)	(2,192,024)	(4,373,444)
Contract terminations and annuity payouts	(2,899,057)	(6,599,895)	(9,319,213)	(8,868,767)
Other transfers (to) from Keyport Life
Insurance Company	295	(295)	-	-
Net increase (decrease) in net assets from
contract transactions	(3,109,752)	(6,007,437)	(11,170,453)	(8,372,557)

Net assets at beginning of year	15,471,347	19,143,951	55,767,162	61,208,188

Net assets at end of year	$17,330,204	$15,471,347	$44,767,150	$55,767,162

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998

	Colonial U.S. Growth &
	Income Fund		Newport Tiger Fund
	1999	1998	1999	1998
Income
Dividends	$3,715,475	$3,011,229	$182,569	$390,403
Expenses (Note 3)
Mortality and expense risk
and administrative charges	1,031,561	933,300	165,098	110,646
Net investment income (expense)	2,683,914	2,077,929	17,471	279,757
Realized gain (loss)	1,486,193	366,225	(155,892)	13,309,375
Unrealized appreciation (depreciation)
during the period	2,794,001	9,162,039	11,600,874	(5,997,352)
Net increase (decrease) in net assets
from operations	6,964,108	11,606,193	11,462,453	7,591,780

Purchase payments from contract owners	600,816	6,446,664	75,162	286,398
Transfers between accounts	(3,013,290)	(13,244,467)	1,258,556	(10,995,608)
Contract terminations and annuity payouts	(13,032,623)	(13,878,616)	(1,758,028)	(1,126,998)
Other transfers (to) from Keyport Life
Insurance Company	6,424	(6,424)	-	-
Net increase (decrease) in net assets from
contract transactions	(15,438,673)	(20,682,843)	(424,310)	(11,836,208)

Net assets at beginning of year	75,465,665	84,542,315	17,949,951	22,194,379

Net assets at end of year	$66,991,100	$75,465,665	$28,988,094	$17,949,951

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998

			SteinRoe Small Company
	SteinRoe Money Market Fund		Growth Fund
	1999	1998	1999	1998
Income
Dividends	$2,468,545	$3,136,631	$-	$14,724,283
Expenses (Note 3)
Mortality and expense risk
and administrative charges	709,303	310,461	1,331,805	1,224,467
Net investment income (expense)	1,759,242	2,826,170	(1,331,805)	13,499,816
Realized gain (loss)	-	-	(2,855,394)	(6,280,461)
Unrealized appreciation (depreciation)
during the period	-	-	39,966,259	(34,924,144)
Net increase (decrease) in net assets
from operations	1,759,242	2,826,170	35,779,060	(27,704,789)

Purchase payments from contract owners	37,063	18,322,250	535,355	1,327,985
Transfers between accounts	35,808,467	7,330,930	(11,792,755)	(21,349,190)
Contract terminations and annuity payouts	(30,495,506)	(27,908,695)	(19,622,402)	(16,555,224)
Other transfers (to) from Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	5,350,024	(2,255,515)	(30,879,802)	(36,576,429)

Net assets at beginning of year	50,088,880	49,518,225	107,925,549	172,206,767

Net assets at end of year	$57,198,146	$50,088,880	$112,824,807	$107,925,549

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998

			SteinRoe Mortgage
	SteinRoe Balanced Fund		Securities Fund
	1999	1998	1999	1998
Income
Dividends	$19,616,286	$26,856,206	$2,199,460	$3,186,505
Expenses (Note 3)
Mortality and expense risk
and administrative charges	3,408,859	3,085,688	579,578	543,128
Net investment income (expense)	16,207,427	23,770,518	1,619,882	2,643,377
Realized gain (loss)	3,836,128	3,957,694	(282,247)	350,443
Unrealized appreciation (depreciation)
during the period	3,820,716	(816,179)	(1,510,790)	223,584
Net increase (decrease) in net assets
from operations	23,864,271	26,912,033	(173,155)	3,217,404

Purchase payments from contract owners	970,957	9,986,404	232,748	2,689,041
Transfers between accounts	(6,084,043)	(18,018,346)	(889,811)	(2,538,970)
Contract terminations and annuity payouts	(52,187,637)	(31,325,981)	(7,850,359)	(7,150,468)
Other transfers (to) from Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	(57,300,723)	(39,357,923)	(8,507,422)	(7,000,397)

Net assets at beginning of year	255,412,775	267,858,665	44,084,951	47,867,944

Net assets at end of year	$221,976,323	$255,412,775	$35,404,374	$44,084,951

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998

	SteinRoe Growth
	Stock Fund		Total	Total
	1999	1998	1999	1998
Income
Dividends	$5,346,819	$9,855,550	$56,562,666	$69,574,296
Expenses (Note 3)
Mortality and expense risk
and administrative charges	2,635,612	2,096,538	12,714,294	10,919,513
Net investment income (expense)	2,711,207	7,759,012	43,848,372	58,654,783
Realized gain (loss)	4,535,408	10,039,209	9,858,038	22,493,700
Unrealized appreciation (depreciation)
during the period	48,929,275	18,010,074	102,563,884	77,499
Net increase (decrease) in net assets
from operations	56,175,890	35,808,295	156,270,294	81,225,982

Purchase payments from contract owners	987,574	5,448,189	4,796,385	60,434,561
Transfers between accounts	5,547,238	(4,961,413)	13,920,854	(67,738,364)
Contract terminations and annuity payouts	(33,226,141)	(17,779,169)	(192,800,111)	(160,454,000)
Other transfers (to) from Keyport Life
Insurance Company	-	-	46,902	(46,902)
Net increase (decrease) in net assets from
contract transactions	(26,691,329)	(17,292,393)	(174,035,970)	(167,804,705)

Net assets at beginning of year	175,445,246	156,929,344	937,064,302	1,023,643,025

Net assets at end of year	$204,929,807	$175,445,246	$919,298,626	$937,064,302

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Notes to Financial Statements

December 31, 1999

1. Organization

KMA Variable Account (the "Variable Account") is a separate investment account established by Keyport Life Insurance Company (the "Company") to receive and invest premium payments under flexible purchase payment deferred and immediate variable annuity contracts issued by the Company. The Variable Account operates as a Unit Investment Trust under the Investment Company Act of 1940 and invests in eligible mutual funds.

With the exception of K-100 contractholders, there are currently two funding vehicles available to the Variable Account, the SteinRoe Variable Investment Trust ("SRVIT") and the Liberty Variable Investment Trust ("LVIT"). A third trust, Keystone Custodian Funds, is only available to existing K-100 contractholders. This contract series was issued prior to May 1, 1986. There are currently eleven available subaccounts within the Variable Account to which contract funds may be allocated.

On January 23, 1998, the fund names for High Income Bond Fund (B-4), Keystone Liquid Trust, Growth and Income Fund (S-1), Mid-Cap Growth Fund (S-3) and Small Company Growth (S-4) were changed to Evergreen High Income Bond Fund - A, Evergreen Money Market - A, Evergreen Blue Chip - A, Evergreen Strategic Growth Fund - A and Evergreen Small Company Growth Fund - A, respectively. In addition, the fund names for Diversified Bond Fund (B-2) and Qualified Bond Fund (B-1) were changed to Evergreen Diversified Bond Fund - A.

On June 1, 1999, the fund names for SteinRoe Special Venture Fund and Colonial US Stock Fund were changed to SteinRoe Small Company Growth Fund and Colonial US Growth & Income Fund, respectively.

2. Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the Variable Account.

Shares of the SRVIT and LVIT are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table. The assumed investment rate is either 3.0%, 4.0%, 5.0% or 6.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Variable Account by the Company.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

The net assets retained by the Company represent seed money shares invested in certain sub-accounts required to commence operations. The seed money is stated at market value (shares multiplied by net asset value per share).

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. The Company anticipates no tax liability resulting from the operations of the Variable Account. Therefore, no provision for income taxes has been charged against the Variable Account.

3. Expenses

There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk. The effective annual rates are:

Prior contract series Flex I: effective annual rate of 1.25% of contract value.

Prior contract series Flex II: effective annual rate of 1.35% of contract value.

Prior contract series K100: effective annual rate of 1.00% of contract value.

Contract series Preferred Advisor: effective annual rate of 1.25% of contract value. A daily sales charge is also deducted at an effective annual rate of 0.15% of contract value.

Contract series Preferred Advisor Employee: effective annual rate of 0.35% of contract value.

4. Affiliated Company Transactions

Administrative services necessary for the operation of the Variable Account are provided by the Company. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. Stein Roe & Farnham, Inc., an affiliate of the Company, is the investment advisor to the SRVIT. Liberty Advisory Services Corporation (LASC), a wholly-owned subsidiary of the Company, is the investment advisor to the LVIT. Colonial Management Associates, Inc., an affiliate of the Company, is the investment sub-advisor to the LVIT. Keyport Financial Services Corp., a wholly-owned subsidiary of LASC, is the principal underwriter for SRVIT and LVIT. The investment advisors' compensation is derived from the mutual funds.

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)
5. Unit Values

A summary of the accumulation unit values at December 31, 1999 and 1998 and the accumulation units and dollar value outstanding at December 31, 1999 are as follows:

	1998	1999
	UNIT	UNIT
	VALUE	VALUE	UNITS	DOLLARS
Evergreen Money Market - A
K100 Qualified	$24.344844	$24.440631	2,087.91	$51,030

Evergreen Diversified Bond Fund - A
K100 Qualified	40.990232	41.387057	326.29	13,504

Evergreen High Income Bond Fund - A
K100 Qualified	36.441441	38.734109	388.14	15,034

Evergreen Blue Chip Fund - A
K100 Qualified	78.067546	92.209138	1,630.82	150,377

Evergreen Small Company Growth Fund - A
K100 Qualified	39.622011	68.896866	2,345.89	161,624
K100 Non-Qualified	45.008804	78.310172	1,917.82	150,185

Colonial Growth and Income Fund
K100	21.459731	22.426070	14,458.80	324,254
Flex I	21.444778	22.355719	43,294.71	967,884
Flex II	11.286685	11.754555	1,162.12	13,660
Preferred Advisor	21.211314	22.079285	3,124,894.20	68,995,430
Employee	22.310588	23.466300	8,454.74	198,401

SteinRoe Global Utilities Fund
K100	18.234997	23.223553	10,234.28	237,676
Flex I	17.993715	22.860351	8,986.05	205,424
Preferred Advisor	17.923199	22.736744	2,229,386.30	50,688,986

Colonial International Fund for Growth
K100	11.021919	15.340939	16,796.57	257,675
Flex I	10.836095	15.045519	76,754.64	1,154,813
Flex II	10.848920	15.048505	24.15	363
Preferred Advisor	10.761067	14.919035	942,135.15	14,055,747
Employee	11.586890	16.231655	2,125.84	34,506

Colonial Strategic Income Fund
K100	13.939428	14.047372	365,048.94	5,127,978
Flex I	14.238756	14.313973	203,096.94	2,907,124
Flex II	13.709942	13.768790	17,989.74	247,697
Preferred Advisor	14.237231	14.291029	2,404,354.91	34,360,706
Employee	14.814437	15.025887	2,723.79	40,927

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)
5. Unit Values (continued)

	1998	1999
	UNIT	UNIT
	VALUE	VALUE	UNITS	DOLLARS

Colonial U.S. Growth & Income Fund
K100	$23.899575	$26.502038	37,962.34	$1,006,079
Flex I	24.002516	26.551205	16,300.46	432,797
Flex II	-	24.790155	16.90	419
Preferred Advisor	24.622292	27.196081	2,264,494.35	61,585,372
Employee	25.903402	28.910163	287.68	8,317

Newport Tiger Fund
K100	7.259994	12.076846	16,110.08	194,559
Flex I	7.071210	11.734167	10,040.77	117,820
Flex II	6.505087	10.784113	2,526.10	27,242
Preferred Advisor	7.866774	13.034893	1,081,701.28	14,099,860
Employee	8.172929	13.683375	1,274.43	17,439

SteinRoe Money Market Fund
K100	25.413023	26.367547	554,809.29	14,628,960
Flex I	18.009135	18.639921	132,079.29	2,461,948
Flex II	17.623803	18.223131	1,226.42	22,349
Preferred Advisor	14.283805	14.762002	2,653,148.46	39,165,783
Dollar Cost Averaging	13.999701	14.670963	18,055.09	264,886
Employee	12.604414	13.162581	163.90	2,157

SteinRoe Small Company Growth Fund
K100	68.926636	101.063548	152,924.01	15,455,043
Flex I	33.748500	49.362977	127,345.11	6,286,134
Flex II	34.346614	50.188408	11,879.50	596,213
Preferred Advisor	25.351276	37.025224	2,326,515.49	86,139,757
Employee	15.564461	22.969072	16,964.17	389,651

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)

5. Unit Values (continued)

	1998	1999
	UNIT	UNIT
	VALUE	VALUE	UNITS	DOLLARS
SteinRoe Balanced Fund
K100	$44.836896	$49.995506	160,309.35	$8,014,747
Flex I	44.583840	49.591952	328,200.02	16,276,080
Flex II	42.745102	47.499860	21,795.10	1,035,264
Preferred Advisor	27.188237	30.197093	6,115,748.14	184,677,815
Employee	18.478127	20.737572	5,787.24	120,013

SteinRoe Mortgage Securities Fund
K100	19.809326	19.820636	38,807.09	769,181
Flex I	20.971510	20.932231	97,510.38	2,041,110
Flex II	20.826821	20.767334	14,462.30	300,343
Preferred Advisor	18.825527	18.762170	1,664,530.33	31,230,201

SteinRoe Growth Stock Fund
K100	111.743038	151.502315	76,591.99	11,603,864
Flex I	48.190044	65.177136	153,770.87	10,022,345
Flex II	44.025450	59.485914	4,833.17	287,506
Preferred Advisor	44.828835	60.540522	2,890,859.28	175,014,130
Employee	28.430479	38.795882	12,252.27	475,338

			30,491,901.39	$865,131,727

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)
6. Purchases and Sales of Securities

The cost of shares purchased and proceeds from shares sold by the Variable Account during 1999 are shown below:

	Purchases	Sales

Evergreen Money Market Fund - A	$928	$148,927

Evergreen Diversified Bond Fund - A	47,004	67,364

Evergreen High Income Bond Fund - A	2,207	152

Evergreen Blue Chip Fund - A	386	113,552

Evergreen Strategic Growth Fund - A	-	469

Evergreen Small Company Growth Fund - A	108,850	190,105

Colonial Growth and Income Fund	19,813,993	19,912,215

SteinRoe Global Utilities Fund	2,437,150	10,322,190

Colonial International Fund for Growth	1,049,813	4,247,541

Colonial Strategic Income Fund	6,049,330	14,510,795

Colonial U.S. Growth & Income Fund	9,030,794	21,791,977

Newport Tiger Fund	2,599,370	3,006,209

SteinRoe Money Market Fund	42,054,377	34,945,111

SteinRoe Small Company Growth Fund	2,315,783	34,527,389

SteinRoe Balanced Fund	20,449,794	61,543,090

SteinRoe Mortgage Securities Fund	4,223,022	11,110,561

SteinRoe Growth Stock Fund	15,199,268	39,179,389

	$125,382,069	$255,617,036

KEYPORT LIFE INSURANCE COMPANY - KMA VARIABLE ACCOUNT

Notes to Financial Statements (continued)

7. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

Report of Independent Auditors

The Board of Directors
Keyport Life Insurance Company

We have audited the consolidated balance sheet of Keyport Life Insurance Company as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Keyport Life Insurance Company at December 31, 1999 and 1998, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Boston, Massachusetts
January 27, 2000

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEET
(in thousands)
	December 31,
ASSETS	1999	1998

Cash and investments:
Fixed maturities available for sale (amortized cost: 1999 - $10,846,403;
1998 - $11,174,697)	$10,516,094	$11,277,204
Equity securities (cost: 1999 - $30,964; 1998 - $21,836)	37,933	24,649
Mortgage loans	12,125	55,117
Policy loans	599,478	578,770
Other invested assets	882,318	662,513
Cash and cash equivalents	1,075,903	719,625
Total cash and investments	13,123,851	13,317,878

Accrued investment income	161,976	160,950
Deferred policy acquisition costs	739,194	407,593
Income taxes recoverable	34,771	31,909
Intangible assets	16,826	18,082
Receivable for investments sold	2,683	37,936
Other assets	53,536	35,345
Separate account assets	3,363,140	1,765,538

Total assets	$17,495,977	$15,775,231

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
Policy liabilities	$12,109,628	$12,504,081
Deferred income taxes	267,966	143,596
Payable for investments purchased and loaned	754,878	240,440
Other liabilities	49,149	28,312
Separate account liabilities	3,300,968	1,723,205
Total liabilities	16,482,589	14,639,634

Stockholder's equity:
Common stock, $1.25 par value; authorized 8,000 shares;
issued and outstanding 2,412 shares	3,015	3,015
Additional paid-in capital	505,933	505,933
Retained earnings	665,055	600,396
Accumulated other comprehensive (loss) income	(160,615)	26,253
Total stockholder's equity	1,013,388	1,135,597

Total liabilities and stockholder's equity	$17,495,977	$15,775,231

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED INCOME STATEMENT
(in thousands)
	Year ended December 31,
	1999	1998	1997

Revenues:
Net investment income	$ 805,216	$ 815,226	$ 847,048
Interest credited to policyholders	526,574	562,238	594,084
Investment spread	278,642	252,988	252,964
Net realized investment (losses) gains	(41,510)	785	24,723
Fee income:
Surrender charges	17,730	17,487	15,968
Separate account income	33,485	20,589	17,124
Management fees	8,931	4,760	3,261
Total fee income	60,146	42,836	36,353

Expenses:
Policy benefits	3,603	2,880	3,924
Operating expenses	54,424	53,544	49,941
Amortization of deferred policy acquisition costs	97,359	77,410	86,396
Amortization of intangible assets	1,256	1,256	1,128
Total expenses	156,642	135,090	141,389

Income before income taxes	140,636	161,519	172,651
Income tax expense	45,977	52,919	59,090

Net income	$ 94,659	$ 108,600	$ 113,561

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
(in thousands)
				Accumulated
		Additional		Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income (Loss)	Total

Balance, December 31, 1996	$3,015	$505,933	$398,235	$ 73,599	$ 980,782

Comprehensive income
Net income	-	-	113,561	-	113,561
Other comprehensive income, net of tax
Net unrealized investment gains	-	-	-	8,678	8,678
Comprehensive income					122,239

Balance, December 31, 1997	3,015	505,933	511,796	82,277	1,103,021

Comprehensive income
Net income	-	-	108,600	-	108,600
Other comprehensive income, net of tax
Net unrealized investment losses	-	-	-	(56,024)	(56,024)
Comprehensive income					52,576

Dividends paid to Parent	-	-	(20,000)	-	(20,000)

Balance, December 31, 1998	3,015	505,933	600,396	26,253	1,135,597

Comprehensive income (loss)
Net income	-	-	94,659	-	94,659
Other comprehensive loss,
net of tax
Net unrealized investment losses	-	-	-	(186,868)	(186,868)
Comprehensive loss					(92,209)

Dividends paid to Parent	-	-	(30,000)	-	(30,000)

Balance, December 31, 1999	$3,015	$505,933	$665,055	$(160,615)	$1,013,388

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)
	Year Ended December 31,
	1999	1998	1997

Cash flows from operating activities:
Net income	$ 94,659	$ 108,600	$ 113,561
Adjustments to reconcile net income to net cash
provided by operating activities:
Interest credited to policyholders	526,574	562,238	594,084
Net realized investment losses (gains)	41,510	(785)	(24,723)
Net amortization on investments	79,508	75,418	29,862
Change in deferred policy acquisition costs	(17,446)	(24,193)	1,366
Change in current and deferred income taxes	53,060	1,112	71,919
Net change in other assets and liabilities	2,876	(53,786)	7,959
Net cash provided by operating activities	780,741	668,604	794,028

Cash flows from investing activities:
Investments purchased - available for sale	(4,835,872)	(6,789,048)	(4,548,374)
Investments sold - available for sale	4,322,679	5,405,955	2,563,465
Investments matured - available for sale	823,252	1,273,478	1,531,693
Increase in policy loans	(20,708)	(24,089)	(21,888)
Decrease in mortgage loans	42,992	5,545	6,343
Other invested assets (purchased) sold, net	(17,344)	16,442	(55,134)
Value of business acquired, net of cash	-	(3,999)	-
Net cash provided by (used in)
investing activities	314,999	(115,716)	(523,895)

Cash flows from financing activities:
Withdrawals from policyholder accounts	(2,108,889)	(1,690,035)	(1,320,837)
Deposits to policyholder accounts	894,414	1,224,991	950,472
Dividends paid to Parent	(30,000)	(20,000)	-
Net change in securities lending	505,013	(510,566)	495,194
Net cash (used in) provided by
financing activities	(739,462)	(995,610)	124,829

Change in cash and cash equivalents	356,278	(442,722)	394,962
Cash and cash equivalents at beginning of year	719,625	1,162,347	767,385

Cash and cash equivalents at end of year	$ 1,075,903	$ 719,625	$ 1,162,347

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

1. Accounting Policies

Organization

Keyport Life Insurance Company offers a diversified line of fixed, indexed, and variable annuity products designed to serve the growing retirement savings market. These annuity products are sold through a wide ranging network of banks, agents, and security dealers throughout the United States.

The Company is a wholly owned subsidiary of Stein Roe Services Incorporated ("Stein Roe"). Stein Roe is a wholly owned subsidiary of Liberty Financial Companies, Incorporated ("Liberty Financial") which is a majority owned, indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

Principles of Consolidation

The consolidated financial statements include Keyport Life Insurance Company and its wholly owned subsidiaries, Independence Life and Annuity Company ("Independence Life"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Liberty Advisory Services Corp., and Keyport Financial Services Corp., (collectively the "Company").

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities. All significant intercompany transactions and balances have been eliminated. Certain prior year amounts have been reclassified to conform with the current year's presentation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments in debt and equity securities classified as available for sale are carried at fair value, and after-tax unrealized gains and losses (net of adjustments to deferred policy acquisition costs) are reported as a separate component of accumulated other comprehensive income. The cost basis of securities is adjusted for declines in value that are determined to be other than temporary. Realized investment gains and losses are calculated on a first-in, first-out basis, net of adjustments for amortization of deferred policy acquisition costs.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

For the mortgage backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustment is included in net investment income.

Mortgage loans are carried at amortized cost. Policy loans are carried at the unpaid principal balances plus accrued interest. Partnerships, which are included in other invested assets, are accounted for under the equity method of accounting. Partnership investments totaled $180.7 million and $126.8 million at December 31, 1999 and 1998, respectively.

Derivatives

The Company uses interest rate swap and cap agreements to manage its interest rate risk and call options and futures on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") to hedge its obligations to provide returns based upon this index.

The Company utilizes interest rate swap agreements ("swap agreements") and interest rate cap agreements ("cap agreements") to match assets more closely to liabilities. Swap agreements are agreements to exchange with a counterparty interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company currently utilizes swap agreements to reduce asset duration and to better match interest rates earned on longer-term fixed rate assets with interest rates credited to policyholders. The Company also utilizes total return swaps to hedge the value of certain separate account liabilities. A total return swap is an agreement to exchange payments based upon an underlying notional balance and changes in variable rate and total return indices.

Cap agreements are agreements with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional balance) to hedge against rising interest rates.

Hedge accounting is applied after the Company determines that the items to be hedged expose it to interest rate or price risk, designates the instruments as hedges, and assesses whether the instruments reduce the indicated risks through the measurement of changes in the value of the instruments and the items being hedged at both inception and throughout the hedge period. From time to time, interest rate swap agreements, cap agreements and call options are terminated. If the terminated position was accounted for as a hedge, realized gains or losses are deferred and amortized over the remaining lives of the hedged assets or liabilities. Conversely, if the terminated position was not accounted for as a hedge, or if the assets and liabilities that were hedged no longer exist, the position is "marked to market" and realized gains or losses are immediately recognized in income.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

The net differential to be paid or received on interest rate swap agreements is recognized as a component of net investment income. The net differential to be paid or received on total return swaps is recognized as a component of separate account income. Premiums paid for interest rate cap agreements are deferred and amortized into net investment income on a straight-line basis over the terms of the agreements. The unamortized premium is included in other invested assets. Amounts earned on interest rate cap agreements are recorded as an adjustment to net investment income. Interest rate swap and cap agreements hedging investments designated as available for sale are adjusted to fair value with the resulting unrealized gains and losses, net of tax, included in accumulated other comprehensive income. Total return swap agreements hedging certain separate account liabilities are adjusted to fair value with the resulting unrealized gain/loss, net of tax, included in accumulated other comprehensive income.

Premiums paid on call options are amortized into net investment income over the terms of the contracts. The call options are included in other invested assets and are carried at amortized cost plus intrinsic value, if any, of the call options as of the valuation date. Changes in intrinsic value of the call options are recorded as an adjustment to interest credited to policyholders. Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Call options and futures that do not qualify as hedges are carried at fair value; changes in value are immediately recognized in income.

Fee Income

Fees from investment advisory services are recognized as revenues when services are provided. Revenues from fixed and variable annuities and single premium whole life policies include mortality charges, surrender charges, policy fees, and contract fees and are recognized when earned.

Deferred Policy Acquisition Costs

Deferred policy acquisition costs relate to the costs of acquiring new business, which vary with, and are primarily related to, the production of new annuity business. Such acquisition costs include commissions, costs of policy issuance and underwriting and selling expenses. These costs are deferred and amortized in relation to the present value of estimated gross profits from mortality, investment spread, and expense margins not exceeding 10 years for annuities and 25 years for life insurance.

Deferred policy acquisition costs are adjusted for amounts relating to unrealized gains and losses on available for sale fixed maturity securities. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income. Deferred policy acquisition costs were increased by $235.7 million and decreased by $66.3 million at December 31, 1999 and 1998, respectively, relating to this adjustment.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

  Accounting Policies (continued)

Intangible Assets

Intangible assets consist of goodwill arising from business combinations accounted for as a purchase. Amortization is provided on a straight-line basis ranging from ten to twenty-five years.

Separate Account Assets and Liabilities

The assets and liabilities resulting from variable annuities, variable life policies and certain separate institutional accounts are segregated in separate accounts. Separate account assets consist principally of investments in mutual funds and fixed maturities and are carried at fair value. Investment income and changes in mutual fund asset values are allocated to the policyholders, and therefore, do not affect the operating results of the Company. The Company earns separate account fees for providing administrative services and bearing the mortality risk related to these contracts. The difference between investment income and interest credited on the institutional accounts is reported as separate account fee income.

As of December 31, 1999 and 1998, the Company also classified $62.2 million and $42.3 million, respectively, of investments in certain mutual funds sponsored by affiliates of the Company as separate account assets.

Policy Liabilities

Policy liabilities consist of deposits received plus credited interest, less accumulated policyholder charges, assessments, and withdrawals related to deferred annuities and single premium whole life policies. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

Income Taxes

Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes".

Effective July 18, 1997, due to changes in ownership of Liberty Financial, the Company is no longer included in the consolidated federal income tax return of Liberty Mutual. The Company will be eligible to file a consolidated federal income tax return with Liberty Financial in 2002. In 1998, the Company filed a consolidated federal income tax return with its life insurance subsidiaries, Independence Life and Keyport Benefit. In 1999, Liberty Advisory Services Corp. ("LASC") and Keyport Financial Services Corp. ("KFSC") will file consolidated federal and state income tax returns.

The Company and its life insurance subsidiaries have a tax sharing agreement that allocates income taxes to the Company and its subsidiaries as if each entity were to file separate income tax returns. Tax benefits resulting from losses are paid to the extent such losses are utilized in the consolidated income tax return. LASC and KFSC also have a tax sharing agreement with the same terms as those outlined above. Prior to the establishment of these agreements, income taxes were calculated as if the companies filed their own income tax returns.

Cash Equivalents

Short-term investments having a maturity of three months or less when purchased are classified as cash equivalents.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

Recent Accounting Changes

Effective January 1, 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"). SFAS 131 establishes standards for the reporting of financial information from operating segments in annual and interim financial statements. SFAS 131 requires that financial information be reported on the basis that it is reported internally for evaluating segment performance and deciding how to allocate resources to segments. The adoption of SFAS 131 did not have any effect on the Company's financial statements as management of the Company considers its operations to be one segment.

Recent Accounting Pronouncement

In June 1998, SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS133") was issued. SFAS 133 standardizes the accounting for derivative instruments and the derivative portion of certain other contracts that have similar characteristics by requiring that an entity recognize those instruments at fair value. This statement also requires a new method of accounting for hedging transactions, prescribes the type of items and transactions that may be hedged, and specifies detailed criteria to be met to qualify for hedge accounting. In June 1999, SFAS No. 137 "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133" was issued ("SFAS 137"). SFAS 137 defers the effective date of SFAS 133 until fiscal years beginning after June 15, 2000. Early adoption is permitted. Upon adoption, the Company will be required to record a cumulative effect adjustment to reflect this accounting change. The Company has not completed its analysis and evaluation of the requirements and the impact of this statement.

2. Acquisition

On January 2, 1998, the Company acquired the common stock of American Benefit Life Insurance Company, renamed Keyport Benefit Life Insurance Company on March 31, 1998, a New York insurance company, for $7.4 million. The acquisition was accounted for as a purchase and, accordingly, operating results are included in the consolidated financial statements from the date of acquisition. In connection with the acquisition, the Company acquired assets with a fair value of $9.4 million and assumed liabilities of $3.2 million. Subsequent to the acquisition, the Company made additional capital contributions to Keyport Benefit amounting to $22.5 million.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

3. Investments

Fixed Maturities

As of December 31, 1999 and 1998, the Company did not hold any investments in fixed maturities that were classified as held to maturity or trading securities. The amortized cost, gross unrealized gains and losses, and fair value of fixed maturity securities are as follows (in thousands):
		Gross	Gross
	Amortized	Unrealized	Unrealized
December 31, 1999	Cost	Gains	Losses	Fair Value

U.S. Treasury securities	$ 70,048	$ 4,174	$ (5,010)	$ 69,212
Mortgage backed securities of U.S. government corporations and
agencies	1,166,537	15,602	(29,561)	1,152,578
Debt securities issued by foreign
governments	169,396	17,775	(8,966)	178,205
Corporate securities	5,274,388	96,948	(283,305)	5,088,031
Other mortgage backed securities	2,325,678	21,741	(94,757)	2,252,662
Asset backed securities	1,794,814	5,905	(67,948)	1,732,771
Senior secured loans	45,542	10	(2,917)	42,635
Total fixed maturities	$10,846,403	$162,155	$(492,464)	$10,516,094

		Gross	Gross
	Amortized	Unrealized	Unrealized
December 31, 1998	Cost	Gains	Losses	Fair Value

U.S. Treasury securities	$ 90,818	$ 3,039	$ (192)	$ 93,665
Mortgage backed securities of U.S. government corporations and
agencies	940,075	28,404	(2,894)	965,585
Debt securities issued by foreign
governments	251,088	9,422	(16,224)	244,286
Corporate securities	5,396,278	185,132	(156,327)	5,425,083
Other mortgage backed securities	2,286,585	65,158	(19,546)	2,332,197
Asset backed securities	1,941,966	25,955	(16,521)	1,951,400
Senior secured loans	267,887	1,079	(3,978)	264,988
Total fixed maturities	$11,174,697	$318,189	$(215,682)	$11,277,204

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

At December 31, 1999 and 1998, gross unrealized gains on equity securities, interest rate cap agreements and investments in separate accounts aggregated $17.5 million and $7.8 million, and gross unrealized losses aggregated $0.9 million and $3.6 million, respectively.

The change in net unrealized investment (losses) gains on securities included in other comprehensive income in 1999, 1998 and 1997 include: gross unrealized (losses) gains on securities of $(473.9) million, $(182.2) million and $73.7 million, respectively; reclassification adjustments for realized investment losses (gains) in net income of $53.5 million, $3.5 million and $(31.2) million, respectively; and adjustments to deferred policy acquisition costs of $302.0 million, $92.5 million and $(29.1) million, respectively. The above amounts are shown before income tax (benefit) expense of $68.5 million, $(30.2) million and $4.7 million, respectively. The 1999 income tax expense includes a valuation allowance of $109.9 million related to unrealized capital losses on available for sale securities.

Deferred tax assets (liabilities) for the Company's net unrealized investment gains and losses, net of adjustment to deferred policy acquisition costs, were $(82.6) million and $(14.1) million at December 31, 1999 and 1998, respectively.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockholder's equity at December 31, 1999. At December 31, 1999, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

At December 31, 1999, $1.2 billion of fixed maturities were below investment grade.

Contractual Maturities

The amortized cost and fair value of fixed maturities by contractual maturity as of December 31, 1999 are as follows (in thousands):
	Amortized	Fair
December 31, 1999	Cost	Value

Due in one year or less	$ 164,908	$ 162,581
Due after one year through five years	1,836,672	1,823,251
Due after five years through ten years	2,164,249	2,094,573
Due after ten years	1,393,545	1,297,678
	5,559,374	5,378,083
Mortgage and asset backed securities	5,287,029	5,138,011
	$ 10,846,403	$ 10,516,094

Actual maturities may differ because borrowers may have the right to call or prepay obligations.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

Net Investment Income

Net investment income is summarized as follows (in thousands):
Year Ended December 31,	1999	1998	1997

Fixed maturities	$814,701	$810,521	$811,688
Mortgage loans and other invested assets	28,364	18,238	27,833
Policy loans	36,306	33,251	32,224
Equity securities	1,513	4,369	5,443
Cash and cash equivalents	20,822	38,269	34,449
Gross investment income	901,706	904,648	911,637
Investment expenses	(19,300)	(17,342)	(15,311)
Amortization of options and interest rate caps	(77,190)	(72,080)	(49,278)
Net investment income	$805,216	$815,226	$847,048

As of December 31, 1999 and 1998, the carrying value of non-income producing fixed maturity investments was $22.6 million and $30.0 million, respectively.

Net Realized Investment Gains (Losses)

Net realized investment gains (losses) are summarized as follows (in thousands):
Year Ended December 31,	1999	1998	1997

Fixed maturities available for sale:
Gross gains	$ 48,066	$ 72,119	$ 42,464
Gross losses	(79,825)	(59,730)	(19,146)
Other than temporary declines in value	(18,276)	(28,322)	-

Equity securities	-	14,754	(51)
Investments in separate accounts	-	93	7,912
Other invested assets	(3,457)	(2,397)	-
Gross realized investment (losses) gains	(53,492)	(3,483)	31,179

Amortization adjustments of deferred policy acquisition costs	11,982	4,268	(6,456)

Net realized investment (losses) gains	$ (41,510)	$ 785	$ 24,723

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

4. Derivatives

Outstanding derivatives, shown in notional amounts along with their carrying value and fair value, are as follows (in thousands):

			Assets (Liabilities)
	Notional Amounts		Carrying Value	Fair Value	Carrying Value	Fair Value
December 31	1999	1998	1999	1999	1998	1998

Interest rate swaps	$ 2,917,250	$ 2,369,000	$ 41,405	$ 41,405	$(71,163)	$(71,163)
Total return swaps	500,000	-	37,778	36,326	-	-
Interest rate cap agreements	50,000	250,000	-	-	-	-
S&P 500 Index call options	-	-	701,067	803,144	535,628	607,022
S&P 500 Index futures	-	-	-	-	(604)	(604)

The interest rate and total return swap agreements expire in 2000 through 2029. The interest rate cap agreement expires in 2000. The S&P 500 call options and futures maturities range from 2000 to 2006.

The Company currently utilizes interest rate swap agreements to reduce asset duration and to better match interest rates earned on longer-term fixed rate assets with interest credited to policyholders. The Company utilizes total return swap agreements to hedge its obligations related to certain separate account liabilities Cap agreements are used to hedge against rising interest rates. With respect to the Company's equity-indexed annuities and certain separate account liabilities, the Company buys call options, futures and certain total return swap agreements on the S&P 500 Index to hedge its obligations to provide returns based upon this index. At December 31, 1999 and 1998, the Company had approximately $128.7 million and $156.4 million, respectively, of unamortized premium in call option contracts.

Fair values for swap and cap agreements are based on current settlement values. The current settlement values are based on quoted market prices and brokerage quotes, which utilize pricing models or formulas using current assumptions. Fair values for call options and futures contracts are based on quoted market prices.

There are risks associated with some of the techniques the Company uses to match its assets and liabilities. The primary risk associated with swap, cap and call option agreements is the risk associated with counterparty nonperformance. The Company believes that the counterparties to its swap, cap and call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

5. Income Taxes

Income tax expense (benefit) is summarized as follows (in thousands):
	Year Ended December 31,
	1999	1998	1997

Current	$(10,310)	$12,150	$(48,477)
Deferred	56,287	40,769	107,567
	$45,977	$52,919	$ 59,090

A reconciliation of income tax expense with the expected federal income tax expense computed at the applicable federal income tax rate of 35% is as follows (in thousands):
	Year Ended December 31,
	1999	1998	1997

Expected income tax expense	$49,223	$56,532	$60,427
Increase (decrease) in income taxes resulting from:
Nontaxable investment income	(2,111)	(2,152)	(1,416)
Amortization of goodwill	440	440	396
Other, net	(1,575)	(1,901)	(317)
Income tax expense	$45,977	$52,919	$59,090

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

5. Income Taxes (continued)

The components of deferred income taxes are as follows (in thousands):
	December 31,
	1999	1998

Deferred tax assets:
Policy liabilities	$ 85,197	$ 107,433
Guaranty fund expense	2,071	2,115
Net operating loss carryforwards	1,108	1,780
Deferred fees	3,406	4,379
Net unrealized capital losses	109,900	-
Other	183	1,318
	201,865	117,025
Valuation allowance	(109,900)	-
Total deferred tax assets	91,965	117,025

Deferred tax liabilities:
Deferred policy acquisition costs	(231,309)	(115,855)
Excess of book over tax basis of investments	(119,814)	(135,364)
Separate account assets	(5,767)	(478)
Deferred loss on interest rate swaps	(152)	(805)
Other	(2,889)	(8,119)
Total deferred tax liabilities	(359,931)	(260,621)
Net deferred tax liability	$(267,966)	$(143,596)

As of December 31, 1999, the Company had $313.8 million of net unrealized capital losses in its available for sale portfolio. Under federal tax law, utilization of these capital losses, when realized, is limited to use as an offset against future capital gains. A valuation allowance is provided when it is more likely than not that deferred tax assets will not be realized. The Company has established a valuation allowance for the full tax benefit ($109.9 million) in stockholder's equity. As of December 31, 1999, the Company had approximately $3.2 million of purchased net operating loss carryforwards (relating to the acquisition of Independence Life). Utilization of these net operating loss carryforwards, which expire through 2006, is limited to $1.5 million per year. The Company believes that it will realize the benefit of this item and its remaining deferred tax assets.

Income taxes refunded were $7.5 million in 1999 and $8.0 million in 1997, while income taxes paid were $21.5 million in 1998.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

6. Retirement Plans

Keyport employees and certain employees of Liberty Financial are eligible to participate in the Liberty Financial Companies, Inc. Pension Plan (the "Plan"). It is the Company's practice to fund amounts for the Plan sufficient to meet the minimum requirements of the Employee Retirement Income Security Act of 1974. Additional amounts are contributed from time to time when deemed appropriate by the Company. Under the Plan, all employees are vested after five years of service. Benefits are based on years of service, the employee's average pay for the highest five consecutive years during the last ten years of employment, and the employee's estimated social security retirement benefit. The Company also has an unfunded non-qualified Supplemental Pension Plan ("Supplemental Plan") collectively with the Plan, (the "Plans"), to replace benefits lost due to limits imposed on Plan benefits under the Internal Revenue Code. Plan assets consist principally of investments in certain mutual funds sponsored by an affiliated company.

The following table sets forth the Plans' funded status (in thousands).
	December 31,
	1999	1998
Change in benefit obligation
Benefit obligation at beginning of year	$15,282	$12,594
Service cost	1,017	921
Interest cost	1,065	960
Actuarial (gain) loss	(3,167)	1,101
Benefits paid	(367)	(294)
Benefit obligation at end of year	$13,830	$15,282

Change in plan assets
Fair value of plan assets at beginning of year	$ 8,390	$ 7,801
Actual return on plan assets	1,377	593
Employer contribution	361	290
Benefits paid	(367)	(294)
Fair value of plan assets as end of year	$ 9,761	$ 8,390

Projected benefit obligation in excess of the Plans' assets	$ 4,069	$ 6,892
Unrecognized net actuarial gain (loss)	1,126	(2,814)
Prior service cost not yet recognized in net periodic pension cost	(115)	(138)
Accrued pension cost	$ 5,080	$ 3,940

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

6. Retirement Plans (continued)
	Year Ended December 31,
	1999	1998	1997
Pension cost consists of:
Service cost benefits earned during the period	$1,017	$ 921	$ 804
Interest cost on projected benefit obligation	1,065	960	829
Expected return on Plan assets	(724)	(610)	(525)
Net amortization and deferred amounts	143	53	23
Total net periodic pension cost	$1,501	$1,324	$1,131

The assumptions used to develop the accrued pension obligation and pension cost are as follows:

Discount rate	7.75%	6.75%	7.25%
Rate of increase in compensation level	4.50%	4.75%	5.00%
Expected long-term rate of return on assets	9.00%	9.00%	8.50%

The Company provides various other funded and unfunded defined contribution plans, which include savings and investment plans and supplemental savings plans. Expenses related to these defined contribution plans totaled $.9 million in 1999 and 1998, and $.7 million in 1997.

7. Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company, and accordingly, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following methods and assumptions were used by the Company in determining estimated fair value of financial instruments:

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

7. Fair Value of Financial Instruments (continued)

Fixed maturities and equity securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturities not actively traded, the fair values are determined using values from independent pricing services, or, in the case of private placements, are determined by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the securities. The fair values for equity securities are based on quoted market prices.

Mortgage loans: The fair value of mortgage loans are determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Policy loans: The carrying value of policy loans approximates fair value.

Other invested assets: With the exception of call options, the carrying value for assets classified as other invested assets in the accompanying consolidated balance sheet approximates their fair value. Fair values for call options are based on market prices quoted by the counterparty to the respective call option contract.

Cash and cash equivalents: The carrying value of cash and cash equivalents approximates fair value.

Policy liabilities: Deferred annuity contracts are assigned fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of the future cash flows at current pricing rates.

The fair values and carrying values of the Company's financial instruments are as follows (in thousands):
	December 31,		December 31,
	1999		1998
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed maturity securities	$10,516,094	$10,516,094	$11,277,204	$11,277,204
Equity securities	37,933	37,933	24,649	24,649
Mortgage loans	12,125	13,492	55,117	56,640
Policy loans	599,478	599,478	578,770	578,770
Other invested assets	882,318	984,395	662,513	730,394
Cash and cash equivalents	1,075,903	1,075,903	719,625	719,625
Separate Accounts	3,363,140	3,363,140	1,765,538	1,765,538
Liabilities:
Policy liabilities	10,015,123	9,306,813	10,392,218	9,617,056
Separate Accounts	3,300,968	3,300,968	1,723,205	1,723,205

8. Quarterly Financial Data (unaudited)

The following is a tabulation of the unaudited quarterly results of operations (in thousands):

		1999 Quarters
	March 31	June 30	September 30	December 31

Net investment income	$ 204,925	$ 195,730	$ 196,724	$ 207,837
Interest credited to policyholders	134,778	129,409	131,301	131,086
Investment spread	70,147	66,321	65,423	76,751
Net realized investment losses	(3,094)	(11,357)	(12,331)	(14,728)
Fee income	12,084	14,673	15,962	17,427
Pretax income	39,899	31,887	31,449	37,401
Net income	26,005	20,786	22,129	25,739

		1998 Quarters
	March 31	June 30	September 30	December 31

Net investment income	$ 206,075	$ 200,955	$ 201,158	$ 207,038
Interest credited to policyholders	142,136	140,198	143,271	136,633
Investment spread	63,939	60,757	57,887	70,405
Net realized investment gains (losses)	818	(2,483)	4,112	(1,662)
Fee income	9,877	12,400	10,505	10,054
Pretax income	37,870	36,627	44,344	42,678
Net income	26,049	24,092	29,779	28,680

  Statutory Information

The Company is domiciled in Rhode Island and prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the State of Rhode Island Insurance Department. Statutory surplus and statutory net income differ from stockholder's equity and net income reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, and income tax expense reflects only taxes paid or currently payable. The Company's statutory surplus and net income are as follows (in thousands):

	Year Ended December 31,
	1999	1998	1997

Statutory surplus	$ 877,821	$ 790,935	$ 702,610
Statutory net income	$ 116,289	98,894	107,130

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

10. Transactions with Affiliated Companies

The Company reimbursed Liberty Financial and certain affiliates for expenses incurred on its behalf for the years ended December 31, 1999, 1998 and 1997. These reimbursements included corporate, general, and administrative expenses, corporate overhead, such as executive and legal support, and investment management services. The total amounts reimbursed were $7.7 million, $7.1 million, and $7.8 million for the years ended December 31, 1999, 1998 and 1997, respectively. In addition, certain affiliated companies distribute the Company's products and were paid $18.3 million, $10.0 million and $7.2 million by the Company for the years ended December 31, 1999, 1998, and 1997, respectively.

Dividend payments to Liberty Financial from the Company are governed by insurance laws that restrict the maximum amount of dividends that may be paid without prior approval of the State of Rhode Island Insurance Department. As of December 31, 1999, the maximum amount of dividends (based on statutory surplus and statutory net gains from operations) which may be paid by Keyport without such approval was approximately $57.8 million.

11. Commitments and Contingencies

Leases: The Company leases data processing equipment, furniture and certain office facilities from others under operating leases expiring in various years through 2008. Rental expense (in thousands) amounted to $5,850, $4,721 and $3,408 for the years ended December 31, 1999, 1998 and 1997, respectively. The following are the minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year at December 31, 1999 (in thousands):

Year	Payments
2000	$ 5,765
2001	4,997
2002	4,713
2003	4,567
2004	4,347
Thereafter	12,934

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

11. Commitments and Contingencies (continued)

Legal Matters: The Company is involved at various times in litigation common to its business. In the opinion of management, provisions made for potential losses are adequate and the resolution of any such litigation is not expected to have a material adverse effect on the Company's financial condition or its results of operations.

Regulatory Matters: Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years. In 1999, 1998 and 1997, the Company was assessed $0.1 million, $3.2 million and $5.9 million, respectively. During 1999, the Company did not record any provisions for state guaranty fund association expenses and recorded $1.2 million and $1.0 million for the years ended December 31, 1998 and 1997, respectively. At December 31, 1999 and 1998, the reserve for such assessments was $5.9 million and $6.0 million, respectively.


PART C

Item 24. Financial Statements and Exhibits

	(a)	Financial Statements:
Included in Part B:
KMA Variable Account:
Statement of Assets and Liabilities - December 31, 1999
Statement of Operations and Changes in Net Assets for the years ended December 31, 1999 and 1998
Notes to Financial Statements
Keyport Life Insurance Company:
Consolidated Balance Sheet - December 31, 1999 and 1998
Consolidated Income Statement for the years ended December 31, 1999, 1998 and 1997
Consolidated Statement of Stockholder's Equity for the years ended December 31, 1999, 1998 and 1997
Consolidated Statement of Cash Flows for the years ended December 31, 1999, 1998 and 1997
Notes to Consolidated Financial Statements
	(b)	Exhibits:

	(1)	Resolution of the Board of Directors is incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 (File No. 2-66388).

	(2)	Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 (File No. 2-66388).

(3)

Principal Underwriter Agreement is incorporated by reference to Post-Effective Amendment 26 to Form N-4 (File No. 2-66388). Specimen agreement between Principal Underwriter and dealer is incorporated by reference to Post-Effective Amendment No. 25 to Form N-4 (File No. 2-66388).

(4)

Contract FLEX(4) is incorporated by reference to Post-Effective Amendment No. 23 to Form N-4 (File No. 266388). Endorsement END.A(52) for FLEX(4) is incorporated by reference to Post-Effective Amendment No. 25 to Form N-4 (File No. 2-66388). Contract FLEX(4)V with Endorsement END.A(52) is incorporated by reference to Post-Effective Amendment No. 25 to Form N-4 (File No. 2-66388). Contract FLEX(4)/WA is incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 (File No. 2-66388). Endorsement END.A(90) for Contracts issued July 1, 1993 to July 4, 1994 and Endorsement END.A(89), a replacement for END.A(52), for Contracts issued on or after July 5, 1994 are incorporated by reference to Post-Effective Amendment No. 32 to Form N-4 (File No. 2-66388).

	(5)	Application Form FLEX-APP(REV)3 is incorporated by reference to Post-Effective Amendment No. 31 to Form N-4 (File No. 2-66388).

(6)

Articles of Incorporation are incorporated by reference to Registrant's Form N-8B-2 (File No. 811-2290). Amendment to the Articles of Incorporation and the By-Laws incorporated by reference to Post-Effective Amendment No. 25 to Form N-4 (File No. 2-66388).

	(7)	Not applicable.

	(8)	Participation Agreement is incorporated by reference to Post-Effective Amendment No. 24 to Form N-4 (File No. 2-66388).

	(9)	Opinion and Consent of Counsel is incorporated by reference to Post-Effective Amendment No. 36 to Form N-4 (File No. 2-66388).

	(10)	Consent of Independent Auditors is Exhibit 24(b)(10).

	(11)	Not applicable.

	(12)	Not applicable.

(13)

Schedule for computations of performance quotations is incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 (File No. 2-66388). Contract maintenance charge formulas for Total Return Calculation for Sub-Accounts other than CIF Sub-Account are incorporated by reference to Post-Effective Amendment #33 to Form N-4 (File No. 2-66388).

	(14)	Powers of Attorney are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement (File No. 333-84701) filed on or about December 10, 1999.


Item 25. Directors and Officers of the Depositor.
Name and Principal	Positions and Offices
Business Address*	with Depositor
Frederick Lippitt	Director
The Providence Plan
740 Hospital Trust Building
15 Westminster Street
Providence, RI 02903

Mr. Robert C. Nyman	Director
12 Cooke Street
Providence, RI 02906-2006

Philip K. Polkinghorn	Director and President

Paul H. LeFevre, Jr.	Chief Operating Officer

Bernard R. Beckerlegge	Senior Vice President and General Counsel

William Hayward	Senior Vice President

Bernhard M. Koch	Senior Vice President and Chief Financial Officer

Stewart R. Morrison	Senior Vice President and Chief Investment Officer

Francis E. Reinhart	Senior Vice President

Garth A. Bernard	Vice President

Daniel C. Bryant	Vice President and Assistant Secretary

Clifford O. Calderwood	Vice President

James P. Greaton	Vice President and Corporate Actuary

James J. Klopper	Vice President and Secretary

Leslie J. Laputz	Vice President

Jeffrey J. Lobo	Vice President - Risk Management

Suzanne E. Lyons	Vice President - Human Resources

Thomas P. O'Grady	Vice President

Jeffery J. Whitehead	Vice President and Treasurer

Ellen L. Wike	Vice President

Daniel T. H. Yin	Vice President

Nancy C. Atherton	Assistant Vice President

John G. Bonvouloir	Assistant Vice President

Reese R. Boyd III	Assistant Vice President

Paul R. Coady	Assistant Vice President

Stephen Cross	Assistant Vice President and Assistant Controller

Alan R. Downey	Assistant Vice President

Gregory L. Lapsley	Assistant Vice President

Kenneth M. LeClair	Assistant Vice President

Sean P. O'Brien	Assistant Vice President

Diane Pursley	Assistant Vice President

Richard D. Ribeiro	Assistant Vice President

Teresa M. Shumila	Assistant Vice President

Daniel T. Smyth	Assistant Vice President

Donald A. Truman	Assistant Vice President and Assistant Secretary

Jane Withington	Assistant Vice President
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Frederick Lippitt	Assistant Secretary

*125 High Street, Boston, Massachusetts 02110, unless noted otherwise.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Depositor controls the Registrant, Variable Account A, Keyport 401 Variable Account, Keyport Variable Account I, and Keyport Variable Account II, under the provisions of Rhode Island law governing the establishment of these separate accounts of the Company.

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The Depositor controls Liberty Advisory Services Corp. ("LASC"), a Massachusetts corporation functioning as an investment adviser, through 100% stock ownership. LASC files separate financial statements.

The Depositor controls Keyport Financial Services Corp. ("KFSC"), a Massachusetts corporation functioning as a broker/dealer of securities, through LASC's 100% stock ownership of KFSC. KFSC files separate financial statements.

The Depositor controls Independence Life and Annuity Company ("Independence Life"), a Rhode Island corporation functioning as a life insurance company, through 100% stock ownership. Independence Life files separate financial statements.

The Depositor controls Keyport Benefit Life Insurance Company ("Keyport Benefit"), a New York corporation functioning as a life insurance company, through 100% stock ownership. Independence Life files separate financial statements.

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The chart for the affiliations of the Depositor is incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement (File No. 333-1043) filed on or about February 6, 1998.

Item 27. Number of Contract Owners.

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At March 31, 2000, there were 8,162 Qualified Contract Owners and 8,803 Non-Qualified Contract Owners.

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Item 28. Indemnification.

Directors and officers of the Depositor and the principal underwriter are covered persons under Directors and Officers/Errors and Omissions liability insurance policies issued by ICI Mutual Insurance Company, Federal Insurance Company, Firemen's Fund Insurance Company, CNA and Lumberman's Mutual Casualty Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers under such insurance policies, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in the successful defense of any action, suit or proceeding) is asserted by such director or officer in connection with the variable annuity contracts, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

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Keyport Financial Services Corp. (KFSC) is principal underwriter of the variable annuity and variable life insurance contracts. KFSC is the principal underwriter for Variable Account A of Keyport Life Insurance Company. KFSC is also principal underwriter for Variable Account J and Variable Account K of Liberty Life Assurance Company of Boston; for Variable Account A of Keyport Benefit Life Insurance Company; for the KMA Variable Account and Keyport Variable Account-I of Keyport Life Insurance Company; and for the Independence Variable Annuity Separate Account and Independence Variable Life Separate Account of Independence Life and Annuity Acccount. KFSC receives no compensation for its services.

The directors and officers of Keyport Financial Services Corp. are:

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Name and Principal	Position and Offices
Business Address*	with Underwriter
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Paul T. Holman	Director and Assistant Clerk

James J. Klopper	Director, President and Clerk

Daniel C. Bryant	Vice President

Rogelio P. Japlit	Treasurer

Donald A. Truman	Assistant Clerk

*125 High Street, Boston, Massachusetts 02110.

Item 30. Location of Accounts and Records.

Keyport Life Insurance Company, 125 High Street, Boston, Massachusetts 02110.

Item 31. Management Services.

Not applicable.

Item 32. Undertakings.

Incorporated by reference to Post-Effective Amendments Nos. 19 and 23 to Form N-4 (File No. 2-66388).

Representation

Depositor represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor. Further, this representation applies to each form of the contract described in a prospectus and statement of additional information included in this registration statement.

THE SIGNATURES

SIGNATURES

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As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Boston and State of Massachusetts, on this 28th day of April, 2000.

KMA Variable Account
(Registrant)

		BY:	Keyport Life Insurance Company
(Depositor)

		BY:	/s/ Philip K.Polkinghorn*
Philip K. Polkinghorn
President

*BY:	/s/ James J. Klopper	April 28, 2000
	James J. Klopper	Date
Attorney-in-Fact

* James J. Klopper has signed this document on the indicated date on behalf of Mr. Polkinghorn pursuant to power of attorney duly executed by him and included as part of Exhibit 16 in Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 filed on or about December 10, 1999 (File No. 333-84701; 811-7543).

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Frederick Lippitt*	/s/ Philip K. Polkinghorn*
Frederick Lippitt	Philip K. Polkinghorn
Director	President
(Principal Executive Officer)

/s/ Robert C. Nyman*	/s/ Bernhard M. Koch*
Robert C. Nyman	Bernhard M. Koch
Director	Senior Vice President
(Chief Financial Officer)

/s/ Philip K. Polkinghorn
Philip K. Polkinghorn
Director

*BY:	/s/ James J. Klopper	April 28, 2000
	James J. Klopper	Date
Attorney-in-Fact

* James J. Klopper has signed this document on the indicated date on behalf of each of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement (File Nos. 333-84701; 811-7543) filed on or about December 10, 1999.

EXHIBIT INDEX

Item		Page

(10)	Consent of Independent Auditors

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